Direxion Funds

Spectrum Select Alternative Fund

Spectrum Global Perspective Fund

Spectrum Equity Opportunity Fund

33 Whitehall Street, 10th Floor
New York, New York 10004

September 2, 2011

Dear Shareholder:

The attached document contains a combined Prospectus/Proxy Statement and proxy cards for each of the Direxion Funds. The Prospectus/Proxy Statement discusses a proposal to be voted on by the shareholders of each of Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund  (each an “Acquired Fund” and collectively the “Acquired Funds”), each a series of the Direxion Funds, a Massachusetts business trust. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf. Please take a few moments to exercise your right to vote.

The combined Prospectus/Proxy Statement constitutes the proxy statement of each of the Acquired Funds for the meeting of its shareholders. It also constitutes the Prospectus of Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), each of which is to issue units of beneficial interest (“Shares”) to be distributed in connection with the proposed reorganizations of the Acquired Funds with and into the Acquiring Funds, as described in the enclosed materials.

As a shareholder of one or more of the Acquired Funds, you are being asked to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to the terms of which the Acquired Funds would be merged with and into the Acquiring Funds as follows:

Acquired Fund		Acquiring Fund
Spectrum Select Alternative Fund	will be reorganized into	Hundredfold Select Alternative Fund
Spectrum Global Perspective Fund		Hundredfold Select Global Fund
Spectrum Equity Opportunity Fund		Hundredfold Select Equity Fund

 The Acquired Funds and the Acquiring Funds will be collectively referred to herein as the “Funds.” Each of the Acquiring Funds is a newly created series of Northern Lights Funds Trust II (“NLFT II”), a Delaware statutory trust.  Each Acquired Fund and its corresponding Acquiring Fund pursue identical investment objectives, possess identical or substantially similar investment strategies, and are managed by the same sub-adviser and its portfolio management team.

You are being asked to review the Prospectus/Proxy Statement and to cast your vote on the proposal to merge each Acquired Fund with and into its corresponding Acquiring Fund. If the Plan of Reorganization is approved, the Acquired Funds’ existing investment adviser, Rafferty Asset Management, LLC, will be replaced by Advisors Preferred, LLC. The sub-adviser to the Acquired Funds, Hundredfold Advisors, LLC, will remain the same and each Acquiring Fund will have either an identical or substantially similar investment program as the corresponding Acquired Fund.  We recommend that you vote for the Plan of Reorganization.

If approved by shareholders, this is how the proposed reorganizations will work:

➢

The Acquiring Funds have recently been organized for the purpose of continuing the investment operations of the Acquired Funds, and have no assets or prior history of investment operations.

➢

Each of the Acquired Funds will transfer its assets to the corresponding Acquiring Fund:

o

Spectrum Select Alternative Fund will transfer its assets to Hundredfold Select Alternative Fund;

o

Spectrum Global Perspective Fund will transfer its assets to Hundredfold Select Global Fund; and

o

Spectrum Equity Opportunity Fund will transfer its assets to Hundredfold Select Equity Fund.

➢

 In return, each of the corresponding Acquiring Funds will issue new Shares to the Acquired Fund, which then will be distributed to you in an amount equal in number and value to your shares in the Acquired Fund as of the closing date of the proposed reorganizations. You will receive Service Class Shares of the appropriate Acquiring Fund. Each corresponding Acquiring Fund also will assume any outstanding liabilities of the Acquired Fund at the time of the proposed reorganizations.

➢

You will not incur any sales loads or redemption fees as a result of the proposed reorganizations.

The Notice of Special Meeting of Shareholders, the accompanying combined Prospectus/Proxy Statement, and the form of proxy are enclosed. Please read them carefully. If you are unable to attend the meeting in person, we urge you to sign, date and return the proxy cards so that your shares may be voted in accordance with your instructions.

If you have any questions, please call us at (800) 851-0511 and we will be glad to assist you.

Sincerely,

/s/ Mary Collins

Mary Collins

Managing Member

Hundredfold Advisors, LLC

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Q.  WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

A.  This document is a combined proxy statement for the Acquired Funds and a prospectus for the Acquiring Funds. It is being provided to you by the Acquired Funds in connection with the solicitation of proxies to vote on the proposed reorganization of each Acquired Fund at the special meeting of shareholders (the “Special Meeting”). This Prospectus/Proxy Statement contains information that shareholders in each of the Acquired Funds should know before voting on the proposed reorganization of each Acquired Fund into the corresponding Acquiring Fund. It should be retained for future reference.

Q.  WHAT ARE THE PROPOSED REORGANIZATIONS?

A.  Direxion Funds, on behalf of Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund, has entered into an Agreement and Plan of Reorganization (the “Plan of Reorganization”) with the Northern Lights Fund Trust II (“NLFT II”), on behalf of Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund. Under the Plan of Reorganization, each of the Acquired Funds would be merged with and into the corresponding Acquiring Fund. The reorganization of each Acquired Fund into its corresponding Acquiring Fund is a separate and distinct reorganization. The consummation of any one reorganization is not dependent upon the consummation of any other reorganization. Advisors Preferred, LLC (“Advisors Preferred”) will act as the investment adviser to each Acquiring Fund. Hundredfold Advisors, LLC (“Hundredfold Advisors”), the sub-adviser to each of the Acquired Funds also will serve as sub-adviser to the Acquiring Funds.  Each Acquired Fund and its corresponding Acquiring Fund pursue identical investment objectives and possess identical or substantially similar investment strategies. The Board of Trustees of Direxion Funds (the “Direxion Board”) has approved the Plan of Reorganization. You, as a shareholder of one or more of the Acquired Funds, are now being asked to approve the Plan of Reorganization. If approved, and if certain other conditions are met, your Acquired Fund shares will be exchanged for shares in the corresponding Acquiring Fund. In approving the Plan of Reorganization, you also are approving Advisors Preferred as the Acquiring Fund’s investment adviser.

Q.  WHY ARE THE REORGANIZATIONS BEING PROPOSED?

A.  Hundredfold Advisors is proposing the reorganizations because it believes that the Acquiring Funds’ structure offers shareholders of each of the Acquired Funds with the potential for lower total annual fund operating expenses while providing substantially similar or improved shareholder services.  Additionally, Hundredfold Advisors believes that the Acquiring Funds’ structure offers the potential for increased trading flexibility and additional distribution and marketing support to provide for asset growth. Specifically, the Acquiring Funds’ structure offers additional options for instruments traded by the Acquiring Funds and the ability to trade in mutual funds up until the close of trading.  Additionally, Advisors Preferred, Gemini Fund Services, LLC (“GFS”), the administrator of the Acquiring Funds, and a third-marketing firm, NAV Capital, have developed a marketing and sales plan to expand the sales of the Acquiring Funds which Hundredfold Advisors believes offers the potential to increase distribution and allow assets to grow, thereby reducing shareholders’ costs over time.

Q.  HOW WILL THIS AFFECT ME AS A SHAREHOLDER OF AN ACQUIRED FUND?

A.

At the conclusion of the proposed reorganizations, you will become a shareholder of the Acquiring Fund that corresponds to the Acquired Fund in which you currently own shares.  Advisors Preferred would replace Rafferty Asset Management, LLC as the Funds’ investment adviser.  However, the current sub-adviser to the Acquired Funds, Hundredfold Advisors, will continue in that capacity with respect to each of the Acquiring Funds.  As a shareholder of Service Class shares of one or more of the Acquired Funds, you will receive Service Class shares of the corresponding Acquiring Fund(s).  There will be no sales charges or redemption fees applied in connection with the proposed reorganization. The Acquiring Funds shares that you receive will have a total net asset value equal to the total net asset value of the Acquired Funds shares you held as of the closing date of the proposed reorganization.

Q.  WILL THE PROPOSED REORGANIZATIONS RESULT IN ANY TAXES?

A.

We expect that neither the Acquired Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the proposed reorganizations of the Acquired Funds into the Acquiring Funds.

Q.  WHO IS PAYING THE COSTS OF THE PROPOSED REORGANIZATIONS?

A.

Each of Advisors Preferred and GFS will pay the costs of the Acquiring Funds and the Acquired Funds associated with the proposed reorganizations of the Acquired Funds into the Acquiring Funds. The Funds and their shareholders will not bear any of these costs.

In addition, GFS will provide the Trustees of the Direxion Funds tail insurance in connection with the proposed reorganizations to indemnify them to the extent that they would have been subject to indemnification under the Direxion Funds’ Declaration of Trust with respect to any matters relating to the Acquired Funds for a 2 year period following the closing of the proposed reorganizations.

Q.  WHAT HAPPENS IF A PROPOSED REORGANIZATION IS NOT APPROVED?

A.  The reorganization of any one Acquired Fund into its corresponding Acquiring Fund is not contingent on the reorganization of any other Acquired Fund.  Thus, if the shareholders of an Acquired Fund do not approve the proposed reorganization involving that Acquired Fund, that reorganization will not be completed; however, the reorganizations of the other Acquired Funds will not be affected and may be completed with respect to each Acquired Fund assuming approval by such Acquired Fund’s shareholders.  If a proposed reorganization is not approved by an Acquired Fund’s shareholders, that Acquired Fund will continue its operations.

Q.  WHO IS ELIGIBLE TO VOTE?

A.  Shareholders of record of each Acquired Fund as of the close of business on June 30, 2011 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal affecting their Acquired Fund presented at the Special Meeting.

Q.  HOW DO I PLACE MY VOTE AND WHOM DO I CALL FOR MORE INFORMATION?

A.  You may vote your shares by any of the following methods: (1) call the telephone number provided on the enclosed proxy card; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on September 30, 2011 and vote in person.   Please refer to your proxy card for further instructions on how to vote.  If you have any questions about the proposal or the proxy card, please call us toll-free at (800) 851-0511.  To learn more about Hundredfold Advisors and the Acquiring Funds, call 1-855-582-8006.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Direxion Funds

Spectrum Select Alternative Fund

Spectrum Global Perspective Fund

Spectrum Equity Opportunity Fund

33 Whitehall Street, 10th Floor
New York, New York 10004

---------------------------

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 30, 2011

---------------------------

A Special Meeting (“Meeting”) of shareholders of each of Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund  (each an “Acquired Fund” and collectively the “Acquired Funds”), each a series of Direxion Funds, a Massachusetts business trust, will be held at the offices of the Direxion Funds, 33 Whitehall Street, 10th Floor, New York, New York 10004, on September 30, 2011, at 10:00 a.m. Eastern Time, for the following purposes:

WITH RESPECT TO EACH ACQUIRED FUND

PROPOSAL 1: To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), between Direxion Funds, on behalf of each of the Acquired Funds, and Northern Lights Fund Trust II, on behalf of each of its newly created series, Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund (each an “Acquiring Fund” and collectively the “Acquiring Funds”), and the transactions contemplated thereby, including with respect to each Acquired Fund (a) the transfer of all the assets of the Acquired Fund to, and the assumption of all the liabilities of the Acquired Fund by, the corresponding Acquiring Fund in exchange solely for shares of the corresponding Acquiring Fund; and (b) the distribution of the corresponding Acquiring Fund shares pro rata to shareholders of the Acquired Fund; as listed below:

Acquired Fund	Acquiring Fund
Spectrum Select Alternative Fund	Hundredfold Select Alternative Fund
Spectrum Global Perspective Fund	Hundredfold Select Global Fund
Spectrum Equity Opportunity Fund	Hundredfold Select Equity Fund

WITH RESPECT TO EACH ACQUIRED FUND

PROPOSAL 2: To transact such other business as may properly come before the Meeting and any adjournment thereof.

The proposal is discussed in greater detail in the attached Prospectus/Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Acquired Funds at the close of business on June 30, 2011. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy card or by attending the Meeting and voting in person.

By order of the Board of Trustees,

/s/ Angela M. Brickl
Angela M. Brickl

Secretary

Direxion Funds

New York, New York

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return the card in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. To vote in this manner, you will need the “control” number that appears on your proxy card. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of Direxion Funds may be voted only in person or by written proxy. In addition to the solicitation of proxies by mail, you may receive a call from a representative of Direxion Funds or from Northern Lights Fund Trust II if the Acquired Funds do not receive your vote.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Meeting.

PROSPECTUS/PROXY STATEMENT

Dated September 2, 2011

SPECTRUM SELECT ALTERNATIVE FUND

SPECTRUM GLOBAL PERSPECTIVE FUND

SPECTRUM EQUITY OPPORTUNITY FUND

(each a series of Direxion Funds)

Direxion Funds

33 Whitehall Street, 10th Floor
New York, New York 10004

Telephone (800) 851-0511

To reorganize into:

HUNDREDFOLD SELECT ALTERNATIVE FUND

HUNDREDFOLD SELECT GLOBAL FUND

HUNDREDFOLD SELECT EQUITY FUND

(each a series of Northern Lights Fund Trust II)

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha NE 68137

Telephone 1-855-582-8006

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies to be used at the special meeting of shareholders of Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund  (each an “Acquired Fund” and collectively the “Acquired Funds”), each a series of Direxion Funds, in connection with a special meeting of the shareholders of each of the Acquired Funds, to be held at Direxion Funds, 33 Whitehall Street, 10th Floor, New York, New York 10004 on September 30, 2011 at 10:00 a.m. Eastern Time (the “Meeting”).  At the Meeting, shareholders will be asked to approve the Agreement and Plan of Reorganization (the “Plan of Reorganization”), between Direxion Funds, on behalf of each of the Acquired Funds, and the Northern Lights Fund Trust II (“NLFT II”), on behalf of each of its newly created series, Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), and the transactions contemplated thereby, including with respect to each Acquired Fund: (a) the transfer of all assets of the Acquired Fund to, and the assumption of all liabilities of the Acquired Fund by, the corresponding Acquiring Fund in exchange solely for shares of the corresponding Acquiring Fund; and (b) the distribution of shares of the Acquiring Funds pro rata to shareholders of the Acquired Fund (each such reorganization a “Proposed Reorganization” and collectively the “Proposed Reorganizations”).  A form of the Plan of Reorganization is attached as Appendix A.

This Prospectus/Proxy Statement constitutes the proxy statement of the Acquired Funds for the Meeting and the prospectus for the shares of the Acquiring Funds that are currently being registered with the Securities and Exchange Commission (“SEC”) and are to be issued by the Acquiring Funds in connection with the Proposed Reorganizations.

If approved by the Acquired Funds shareholders, the Proposed Reorganizations will be effected by the transfer of all the assets of each of the Acquired Funds in exchange solely for Service Class shares of the corresponding Acquiring Funds and the Acquiring Funds’ assumption of all liabilities of the respective Acquired Funds.  Each Acquired Fund shareholder will receive shares of the corresponding Acquiring Fund with the same total net asset value as their Acquired Fund shares as of the closing date of the Proposed Reorganizations.

 This Prospectus/Proxy Statement sets forth concisely certain information that shareholders in each of the Acquired Funds should know before voting on the Plan of Reorganization and should be retained for future reference.  A Statement of Additional Information dated September 2, 2011 relating to this Prospectus/Information Statement and the Proposed Reorganizations has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.  Additional information relating to the Acquired Funds is contained in its Statement of Additional Information dated December 29, 2010, the Annual Report from each of the Acquired Funds to its shareholders for the fiscal year ended August 31, 2010 and the Semi-Annual Report from each of the Acquired Funds to its shareholders for the period ended February 28, 2011.    This Statement of Additional Information, Annual Report and Semi-Annual Report have been filed with the SEC. Because the Acquiring Funds have not yet commenced operations as of the date of this Prospectus/Proxy Statement, no annual or semi-annual reports are available for the Acquiring Funds at this time.

For a free copy of any of the documents described above, you may call (800) 851-0511, or you may write to Direxion Funds at the address listed on the cover of this Prospectus/Proxy Statement.  In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090).  You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to:  Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.  You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

This Prospectus/Proxy Statement was first mailed to shareholders on or about September 2, 2011.

SHARES OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY DIREXION FUNDS OR NLFT II.

TABLE OF CONTENTS

SYNOPSIS

5

PRINCIPAL RISK FACTORS

20

INFORMATION ABOUT THE REORGANIZATIONS

28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE SECURITIES

34

INFORMATION RELATING TO VOTING MATTERS

35

DESCRIPTION OF THE SECURITIES TO BE ISSUED

37

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE ACQUIRED

FUNDS

37

LEGAL MATTERS

38

EXPERTS

38

OTHER BUSINESS

38

SHAREHOLDER INQUIRIES

38

FINANCIAL HIGHLIGHTS

38

APPENDICES

A-1

APPENDIX A –AGREEMENT AND PLAN OF REORGANIZATION

APPENDIX B – INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE ACQUIRING FUNDS AND RELATED PRINCIPAL RISKS

APPENDIX C – INFORMATION APPLICABLE TO THE ACQUIRING FUND

APPENDIX D – COMPARISON OF ORGANIZATIONAL DOCUMENTS

APPENDIX E – CAPITALIZATION

SYNOPSIS

The Reorganizations.

The following is a summary of certain information relating to the Proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and the attached appendices.

About the Proposed Reorganizations.

The Board of Trustees of Direxion Funds (the “Direxion Board”), including all the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of Direxion Funds considered and unanimously approved a form of the Plan of Reorganization, a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A. Under the Plan of Reorganization, each Acquired Fund would be reorganized into the corresponding Acquiring Fund and each shareholder of an Acquired Fund would become a shareholder of the corresponding Acquiring Fund. (The Acquired Funds and the Acquiring Funds each may be referred to herein as a “Fund” and collectively, as the “Funds.”)

Each Proposed Reorganization will have two steps:

•

First, if the shareholders of an Acquired Fund approve the Plan of Reorganization, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund.  In exchange, the Acquired Fund will receive Service Class shares of the corresponding Acquiring Fund equal in number and net asset value to the relevant Acquired Fund’s Service Class shares calculated as of the close of business on the date of closing of the Proposed Reorganization (the “Closing Date”). The corresponding Acquiring Fund will assume all of liabilities of the Acquired Fund.

•

Second, the corresponding Acquiring Fund, through its transfer agent, will open an account for each shareholder of the Acquired Fund and will credit each such account with Service Class shares of the corresponding Acquiring Fund equal in number and net asset value to the Acquired Fund shares that the shareholder owned on the Closing Date.

Approval of the Plan of Reorganization will constitute approval of the above-described transfer of assets, assumption of liabilities, and distribution of shares of the Acquired Funds.

No sales charge or redemption fee will be charged to shareholders of the Acquired Funds in connection with the Proposed Reorganizations. Consummation of each Proposed Reorganization is subject to a number of conditions, including the approval of the Plan of Reorganization by the shareholders of the applicable Acquired Fund and the provision of certain opinions of counsel described in the Plan of Reorganization, including an opinion of counsel to the effect that the Proposed Reorganizations will be treated as tax-free transactions to the Funds and their shareholders for federal income tax purposes. Assuming satisfaction of the conditions in the Plan of Reorganization, the closing date and the Proposed Reorganizations are expected to be on October 3, 2011, or such other date agreed to by the Direxion Funds and NLFT II. For more information about the Proposed Reorganizations, see “Information About the Reorganizations” below.

Reasons for the Proposed Reorganizations.

Hundredfold Advisors is proposing the reorganizations because it believes that the Acquiring Funds’ structure offers shareholders of each of the Acquired Funds with the potential for lower total annual fund operating expenses while providing substantially similar or improved shareholder services.  Additionally, Hundredfold Advisors believes that the Acquiring Funds’ structure will provide additional trading flexibility and that the Acquiring Funds’ marketing plan will increase distribution and allow assets to grow, thereby reducing shareholders’ costs over time.  These reasons are discussed in greater detail below.

Board Considerations.

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board of Trustees of Direxion Funds (“Direxion Board”), including all trustees who are not “interested persons” of the Direxion Funds or NLFT II under the 1940 Act, has determined that each Proposed Reorganization is in the best interests of the participating Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Proposed Reorganization.

In approving the Proposed Reorganizations, subject to shareholder approval, the Direxion Board received materials and a presentation from the sub-adviser of the Acquired Funds, Hundredfold Advisors LLC (“Hundredfold Advisors”), regarding Hundredfold Advisors’ efforts to negotiate new service provider contracts for third party service arrangements for the Acquired Funds.  The Direxion Board noted that Hundredfold Advisors negotiated service proposals with NLFT II, Advisors Preferred, LLC (“Advisors Preferred”) and Gemini Fund Services, LLC (“GFS”), with a focus on, among other factors: (1) costs to each of the funds; (2) anticipated quality of service; (3) the experience, size, and financial strength of the service provider organization; (4) the service provider’s compliance program, response to regulatory inquiries and examinations, and its control environment; and (5) potential increase in the distribution of shares of the funds.

The Direxion Board considered the following matters, among others, in approving the Proposed Reorganizations:

•

The Terms and Conditions of the Proposed Reorganizations.  The Direxion Board reviewed and approved the terms of the Plan of Reorganization, noting that the Proposed Reorganizations would be submitted to the Acquired Funds’ shareholders for approval.

•

No Dilution of Shareholder Interests.  The Direxion Board considered that the Proposed Reorganizations would not result in a dilution of shareholder interests.

•

Expenses Relating to the Proposed Reorganizations.  The Direxion Board noted that Advisors Preferred and GFS will bear the costs associated with the Proposed Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing this Prospectus/Proxy Statement and the cost of copying, printing and mailing proxy materials.

•

Relative Expense Ratios.  The Direxion Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in “Fees and Expenses” beginning on page 11).  The total operating expense ratio for each Acquiring Fund is expected to be lower than that of the corresponding Acquired Fund because of the expense cap agreed to by GFS, as discussed below.  The total operating expenses of each Acquiring Fund after the Proposed Reorganizations is expected to be 10 basis points lower than the total operating expenses of each Acquired Fund.

•

Expense Cap.  The Direxion Board noted that GFS has agreed to cap each of the Acquiring Fund’s expenses for a period of at least two years for all operational services, including, but not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services and custody fees, but excluding management and distribution fees at the following levels: 0.45% on assets up to $100 million, 0.40% on assets $100 million to $250 million, and 0.35% on assets from $500 million to $1 billion. Fees are negotiable on assets above $1 billion (“Operating Services Fee”). The term of the Fund Services Agreement, pursuant to which the Operating Services Fee is paid, is two years from the date the Acquiring Funds commencement of operations which is currently expected to be October 3, 2011.

•

Investment Objectives, Policies and Restrictions.  The Direxion Board noted that the Advisor and Sub-adviser represented that the investment objectives and investment strategies of each Acquiring Fund are identical or substantially similar to the investment objectives and strategies of the corresponding Acquired Fund.

•

Assumption of Liabilities.  The Direxion Board took note of the fact that, under the Plan of Reorganization, each Acquiring Fund would assume all of the liabilities of the corresponding Acquired Fund.

•

Tax Consequences.  The Direxion Board considered that each Proposed Reorganization is expected not to result in the recognition of taxable income or gain or other adverse federal tax consequences to any Acquired Fund or its shareholders.

•

Compliance Matters. The Direxion Board considered and discussed compliance matters related to NLFT II and Northern Lights Fund Trust, another investment company sponsored by GFS, including inquiries and examinations by the Securities and Exchange Commission (the “SEC”) and the Financial Industry Regulatory Authority, Inc.

•

Recommendation of Hundredfold Advisors for the Proposed Reorganizations.  The Direxion Board took into consideration the recommendation of Hundredfold Advisors, the sponsor of the Acquired Funds, for the Proposed Reorganizations.  In this regard, the Direxion Board noted that Hundredfold Advisors will benefit from the Proposed Reorganizations in the form of increased subadvisory fee rates for the Acquiring Funds as compared to the Acquired Funds.

•

In Hundredfold Advisors’ evaluation of whether to recommend the Proposed Reorganizations to the Direxion Board, Hundredfold Advisors considered, among other things, the potential for increased trading flexibility and additional distribution and marketing support to provide for Fund growth.

(a)

Increased Trading Flexibility.  Hundredfold Advisors determined that the Acquiring Funds’ structure with GFS as an administrative partner and Advisors Preferred as an adviser will provide additional trading flexibility.  GFS and Advisors Preferred offer (a) additional options for instruments traded, and (b) the ability to trade in mutual funds up to the time that the mutual funds close off trading for the day, typically between 3:00 p.m. and 4:00 p.m. for the majority of mutual funds.

(b)

Additional Distribution and Marketing Support to Provide for Fund Growth.  Advisors Preferred, GFS and a third-party marketing firm, NAV Capital Partners, LLC, have developed a marketing and sales plan to expand sales of the Funds.  Hundredfold Advisors believes that such a marketing plan will increase distribution and allow assets to grow, thereby reducing shareholders’ costs over time.

Based on the recommendation of Hundredfold Advisors, the sponsor of the Acquired Funds, the Direxion Board approved the Proposed Reorganizations, subject to the solicitation of the shareholders of the Acquired Funds to vote “FOR” approval of the Plan of Reorganization and their approval thereof.

Comparison of the Investment Objectives and Strategies of the Acquired Funds and the Acquiring Funds.

Each of the Acquired Funds is a series of Direxion Funds, a Massachusetts business trust, and each of the Acquiring Funds is a series of Northern Lights Fund Trust II, a Delaware statutory trust. The Acquiring Funds have been created as a shell series of Northern Lights Fund Trust II solely for the purpose of the Proposed Reorganizations. Each Acquiring Fund has investment objectives and principal investment policies and strategies that are identical or substantially similar to those of the corresponding Acquired Fund.

Spectrum Select Alternative Fund and Hundredfold Select Alternative Fund

If the Proposed Reorganization is approved by the shareholders of the Spectrum Select Alternative Fund, the Spectrum Select Alternative Fund will be reorganized into the Hundredfold Select Alternative Fund (Spectrum Select Alternative Fund and Hundredfold Select Alternative Fund will be collectively referred to herein as the “Select Alternative Funds”). Each of the Select Alternative Funds pursues identical investment objectives and investment strategies.

Investment Objective. Both Select Alternative Funds seek a moderate total rate of return (income plus capital appreciation) on an annual basis.

Principal Investment Strategy. Hundredfold Advisors LLC (“Hundredfold” or the “Sub-adviser”) actively manages Spectrum Select Alternative Fund’s portfolio and will actively manage the Hundredfold Select Alternative Fund’s portfolio to invest in any combination of equity and fixed-income securities based on market conditions and trends and the Sub-adviser’s expectations and assessment of risks. (The term “Alternative” in each of the Strategic Alternative Fund’s names simply refers to the fact that the Sub-adviser may choose from among many investment alternatives.) Although the Select Alternative Funds may invest directly in equity and fixed-income securities, they will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, primarily including futures contracts, swap agreements exchange-traded funds (“ETFs”) and other investment companies.  The Select Alternative Funds may also seek exposure to securities of foreign issuers.

The Select Alternative Funds invest directly or indirectly in fixed-income securities without any restriction on maturity or creditworthiness, which primarily include government securities, asset-backed debt securities, mortgaged-backed securities and debt securities rated below investment grade, also known as “junk bonds.” The Select Alternative Funds invest in equity securities without consideration to any specific sector or market capitalization range. The Sub-adviser’s investment decisions are based on a variety of trading models and an analysis of the overall investment opportunities and risks among categories or sectors of equity and fixed-income securities or investment vehicles that represent pools of such securities, such as major market indices, investment companies and ETFs. The Sub-adviser’s strategy does not involve fundamental research and analysis of individual securities. The Select Alternative Funds are “non-diversified” funds, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Select Alternative Funds employ an aggressive management strategy that typically results in high portfolio turnover.

The Sub-adviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions, directly or indirectly through ETFs, other investment companies and derivatives of equity and fixed-income securities, and investing in cash or cash equivalents as a temporary defensive measure. The Sub-adviser seeks to take “long” positions in or purchase securities prior to or at the outset of upward trends for such securities and seeks to take  “short” positions in or sell securities prior to or early in downward trends in the value of such securities. There is no limit on the amount of the Select Alternative Funds’ assets that may be invested in derivative instruments or used to cover short positions. The Sub-adviser may reposition the Select Alternative Funds’ portfolios in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends. The Sub-adviser will employ leveraged investment techniques that allow the Select Alternative Funds to increase their exposure to the market during times when the Sub-adviser anticipates a strong market trend. The Sub-adviser also may employ hedging strategies designed to reduce volatility and risk.

The Hundredfold Select Alternative Fund has filed a registration statement with the SEC relating to the offering of its shares. The investment objective and policies of the Hundredfold Select Alternative Fund may be changed in response to comments received by the Fund from the staff of the SEC prior to the effective date of that registration statement.

Spectrum Global Perspective Fund and Hundredfold Select Global Fund

If the Proposed Reorganization is approved by the shareholders of the Spectrum Global Perspective Fund, the Spectrum Global Perspective Fund will be reorganized into Hundredfold Select Global Fund (Spectrum Global Perspective Fund and Hundredfold Select Global Fund will be collectively referred to herein as the “Global Perspective Funds”). Each of the Global Perspective Funds pursues identical investment objectives and substantially similar investment strategies.  Hundredfold Select Global Fund additionally undertakes that it will invest in at least three different countries, and it will invest, under normal market conditions, at least 40% of its net assets outside the U.S.

Investment Objective. Both Global Perspective Funds seek a moderate total rate of return (income plus capital appreciation) on an annual basis.

Principal Investment Strategy. The Sub-adviser actively manages Spectrum Global Perspective Fund’s portfolio and will actively manage the Hundredfold Select Global Fund’s portfolio by attempting to anticipate, and respond to, trends in markets in various countries and regions around the world. The Global Perspective Funds will invest directly in developed and emerging market countries in Europe, the Far East, the Middle East, Africa, Australia and Latin America. The Global Perspective Funds may invest in international equity and debt securities directly or indirectly through securities that invest in or are a derivative of international equity securities, primarily including futures contracts, swap agreements, (“ETFs”), and other investment companies. The Global Perspective Funds may invest directly in individual foreign securities or indirectly through American Depository Receipts (“ADRs”). Although the Global Perspective Funds may invest in domestic equity and debt securities, they will primarily invest in international equity and debt securities, including junk bonds.

The Sub-adviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions in domestic and international securities, and investing in cash or cash equivalents as a temporary defensive measure. The Sub-adviser seeks to take “long” positions in domestic or international securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell such securities prior to or early in downward trends in the value of such securities. The Sub-adviser will analyze the overall investment opportunities and risks among issuers in various countries, regions and market sectors of foreign securities or investment vehicles that represent pools of foreign securities, such as major market indices and ETFs. The Sub-adviser’s strategy does not involve fundamental research and analysis of individual equity securities. The Global Perspective Funds are “non-diversified” funds, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Global Perspective Funds employ an aggressive management strategy that typically results in high portfolio turnover.

The Sub-adviser will consider elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. As a result, the Sub-adviser may reposition the Global Perspective Funds’ portfolios in response to market movements in an attempt to participate in a developing trend. The Sub-adviser also may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends in order to minimize the loss of capital appreciation that would occur with a “buy and hold” investment strategy. The Sub-adviser will likely engage in frequent trading of the Global Perspective Funds’ securities in an attempt to position its portfolio in line with the Sub-adviser’s expectations for market trends. In addition, the Sub-adviser will employ leveraged investment techniques that allow the Global Perspective Funds to gain greater exposure to target securities.

The Hundredfold Select Global Fund has filed a registration statement with the SEC relating to the offering of its shares. The investment objective and policies of the Hundredfold Select Global Fund may be changed in response to comments received by the Fund from the staff of the SEC prior to the effective date of that registration statement.

Spectrum Equity Opportunity Fund and Hundredfold Select Equity Fund

If the Proposed Reorganization is approved by the shareholders of the Spectrum Equity Opportunity Fund, the Spectrum Equity Opportunity Fund will be reorganized into Hundredfold Select Equity Fund (Spectrum Equity Opportunity Fund and Hundredfold Select Equity Fund will be collectively referred to herein as the “Equity Opportunity Funds”). Each of the Equity Opportunity Funds pursues identical investment objectives and substantially similar investment strategies.

Investment Objective. Both Equity Opportunity Funds seek a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis.

Principal Investment Strategy. Under normal market conditions, each of the Equity Opportunity Funds will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities or derivatives of such securities. The Fund invests in equity securities of any market capitalization, investment style, market sector or industry. The Equity Opportunity Funds also may seek exposure to issuers of foreign securities. Although the Equity Opportunity Funds may invest directly in equity securities, they may also invest in such securities indirectly through securities that invest in or are a derivative of equity securities, primarily including futures contracts, swap agreements, exchange-traded funds (‘‘ETFs”) and other investment companies. Each Equity Opportunity Fund is a “nondiversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Sub-adviser actively manages Spectrum Equity Opportunity Fund’s portfolio and will actively manage the Hundredfold Select Equity Fund’s portfolio by attempting to anticipate, and respond to, trends in equity securities. The Sub-adviser will employ an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions of equity securities, and investing in cash or cash equivalents as a temporary defensive measure. The Sub-adviser seeks to take “long” positions in or purchase equity securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell equity securities prior to or early in downward trends in the value of such securities. When the Sub-adviser believes it appropriate, the Sub-adviser will employ leveraged investment techniques that allow the Equity Opportunity Funds to gain greater exposure to its target investments. The Equity Opportunity Funds employ an aggressive management strategy that typically results in high portfolio turnover.

The Sub-adviser will consider elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. The Sub-adviser’s strategy does not involve fundamental research and analysis of individual equity securities. The Sub-adviser will analyze the overall investment opportunities and risks among categories or sectors of equity securities or investment vehicles that represent pools of equity securities, such as major market indices and ETFs. As a result, the Sub-adviser may reposition the Equity Opportunity Funds’ portfolios in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends. The Sub-adviser will likely engage in frequent trading of the Equity Opportunity Funds’ securities in an attempt to position its portfolio in line with the Sub-adviser’s expectations for market trends.

The Hundredfold Select Equity Fund has filed a registration statement with the SEC relating to the offering of its shares. The investment objective and policies of the Hundredfold Select Equity Fund may be changed in response to comments received by the Fund from the staff of the SEC prior to the effective date of that registration statement.

Fundamental Investment Policies of the Funds

The Acquired Funds and the Acquiring Funds have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the consent of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of an Acquired Fund or an Acquiring Fund, as applicable; other investment policies can be changed without such consent of the holders of a majority of the outstanding voting securities of an Acquired Fund or an Acquiring Fund, as applicable. The Acquiring Funds are newly-formed series of NLFT II, and there are currently no assets in any of the Acquiring Funds. The fundamental investment policies of the Acquired Funds and Acquiring Fund are identical.

For more information regarding any of the Acquired Funds’ or Acquiring Funds’ investment policies and restrictions, see Appendix B – Investment Objective and Principal Investment Strategies of the Acquiring Funds and Related Principal Risks, the Acquired Fund’s Statement of Additional Information or the Statement of Additional Information relating to this Prospectus/Proxy Statement, respectively.

Fees and Expenses.

The tables below set forth: (i) the fees and expenses that you pay if you buy and hold Service Class shares of the Acquired Funds as of August 31, 2010; and (ii) the estimated fees and expenses that you may pay if you buy and hold the Service Class shares of the Acquiring Funds on a pro forma basis after giving effect to the Reorganization, based on pro-forma combined assets as of February 28, 2011.

Fee Table for Spectrum Select Alternative Fund and Hundredfold Select Alternative Fund

Shareholder Fees (fees paid directly from your investment)	Spectrum Select Alternative Fund	Pro Forma – Hundredfold Select Alternative Fund (Service Class Shares) after Reorganization
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	1.00%	1.00%
Other Operating Expenses	0.55%	0.45%
Operating Services Fee	0.55%	0.45%
Acquired Fund Fees and Expenses(1)	1.35%	1.35%
Total Annual Fund Operating Expenses(2)	3.90%	3.80%

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

(2) Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Expense Example.

The following Expense Example is intended to help you compare the cost of investing in the Hundredfold Select Alternative Fund with the cost of investing in the Spectrum Select Alternative Fund.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Spectrum Select Alternative Fund	$392	$1,189	$2,004	$4,121

Pro Forma – Hundredfold Select Alternative Fund	$382	$1,161	$1,958	$4,036

The Example is not a representation of past or future expenses. The Spectrum Select Alternative Fund’s and Hundredfold Select Alternative Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Spectrum Select Alternative Fund’s or the Hundredfold Select Alternative Fund’s projected or actual performance.

Fee Table for Spectrum Global Perspective Fund and Hundredfold Select Global Fund

Shareholder Fees (fees paid directly from your investment)	Spectrum Global Perspective Fund	Pro Forma – Hundredfold Select Global Fund (Service Class Shares) after Reorganization
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	1.00%	1.00%
Other Operating Expenses	0.55%	0.45%
Operating Services Fee	0.55%	0.45%
Acquired Fund Fees and Expenses(1)	0.40%	0.40%
Total Annual Fund Operating Expenses(2)	2.95%	2.85%

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

(2) Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Expense Example.

The following Expense Example is intended to help you compare the cost of investing in the Hundredfold Select Global Fund with the cost of investing in the Spectrum Global Perspective Fund.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Spectrum Global Perspective Fund	$298	$913	$1,552	$3,271

Pro Forma – Hundredfold Select Global Fund	$288	$883	$1,504	$3,176

The Example is not a representation of past or future expenses. The Spectrum Global Perspective Fund’s and Hundredfold Select Global Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Spectrum Global Perspective Fund’s or the Hundredfold Select Global Fund’s projected or actual performance.

Fee Table for Spectrum Equity Opportunity Fund and Hundredfold Select Equity Fund

Shareholder Fees (fees paid directly from your investment)	Spectrum Equity Opportunity Fund	Pro Forma – Hundredfold Select Equity Fund (Service Class Shares) after Reorganization
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	1.00%	1.00%
Other Operating Expenses	0.55%	0.45%
Operating Services Fee	0.55%	0.45%
Acquired Fund Fees and Expenses(1)	0.23%	0.23%
Total Annual Fund Operating Expenses(2)	2.78%	2.68%

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

(2) Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Expense Example.

The following Expense Example is intended to help you compare the cost of investing in the Hundredfold Select Equity Fund with the cost of investing in the Spectrum Equity Opportunity Fund.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Spectrum Equity Opportunity Fund	$281	$862	$1,469	$3,109

Pro Forma – Hundredfold Select Equity Fund	$271	$832	$1,420	$3,012

The Example is not a representation of past or future expenses. The Spectrum Equity Opportunity Fund’s and Hundredfold Select Equity Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Spectrum Equity Opportunity Fund’s or the Hundredfold Select Equity Fund’s projected or actual performance.

Portfolio Turnover.

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who or that hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect each Fund’s performance. For the fiscal year ended August 31, 2010, (i) the Spectrum Select Alternative Fund’s portfolio turnover rate was 192% of the average value of its portfolio; (ii) the Spectrum Global Perspective Fund’s portfolio turnover rate was 1,378% of the average value of its portfolio; and (iii) the Spectrum Equity Opportunity Fund’s portfolio turnover rate was 1,447% of the average value of its portfolio. Each of the Acquired Funds has high portfolio turnover due to its aggressive management strategy.

Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing.

Procedures for purchasing, selling and exchanging shares of each of the Acquiring Funds are substantially similar to those of the corresponding Acquired Funds.  All of the Funds permit the purchase of shares through the mail, by wire transfer, by telephone, or through a financial intermediary.

Additionally, each Fund intends to distribute all of its net investment income, and any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) in accordance with the timing requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”), and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gains will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be reinvested in shares of the Funds unless a shareholder elects to receive cash.

For additional information regarding the Acquiring Funds’ purchase and redemption procedures, exchange procedures and policies on dividends, distributions and pricing, see Appendix C: Information Applicable to the Acquiring Funds.  For information regarding the Acquired Funds, see the Acquired Funds’ Prospectus dated December 29, 2010.

Performance Information.

The performance information presented below is that of the Service Class shares of each of the Acquired Funds.  Each Acquiring Fund will adopt the performance history of the corresponding Acquired Fund if, and when, the Proposed Reorganizations has been approved by the shareholders of the Acquired Fund and the assets of the Acquired Fund has been transferred to the corresponding Acquiring Fund.

This information below provides different measures of each of the Acquired Fund’s total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund, and include all fund expenses.

The table compares the return of each Acquired Fund to those of a broad-based market index.  The performance figures of each Acquired Fund include all of its expenses, but the index does not include costs of making investments or any tax consequences.

Spectrum Select Alternative Fund Service Class Performance Information

 The bar chart and performance table below provide some indication of the risks of an investment in the Hundredfold Select Alternative Fund by showing the Spectrum Select Alternative Fund’s performance from calendar year to calendar year, and by showing how the Spectrum Select Alternative Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad-based market index for the same periods. The S&P 500® Index shows how the Spectrum Select Alternative Fund compared with the performance of a widely used securities index during the periods shown. The Barclays Capital U.S. Aggregate Bond Index shows how the performance of stocks compared with bonds during the same periods.  Prior to June 11, 2007, the Spectrum Select Alternative Fund pursued a different investment objective and strategy; therefore, performance results presented for periods prior to that date reflect the performance of the prior strategy. The Spectrum Select Alternative Fund’s past performance, before and after taxes, is not necessarily an indication of how the Hundredfold Select Alternative Fund will perform in the future.

* Year-to-date total return as of June 30, 2011 for the Fund was 2.04%

During the period of time shown in the bar chart, the Spectrum Select Alternative Fund’s highest calendar quarter return was 15.12% for the quarter ended June 30, 2009 and its lowest calendar quarter return was –5.37% for the quarter ended March 31, 2008.

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	Since Inception (9/1/2004)
Spectrum Select Alternative Fund
Return Before Taxes	11.06%	7.22%	5.97%
Return After Taxes on Distributions	9.09%	6.09%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares	7.18%	5.65%	4.49%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.15%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	4.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates  in effect at the time of each distribution and assumed sale, and do not reflect the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Spectrum Global Perspective Fund Service Class Performance Information

The bar chart and performance table below provide some indication of the risks of an investment in the Hundredfold Select Global Fund by showing the Spectrum Global Perspective Fund’s performance from calendar year to calendar year, and by showing how the Spectrum Global Perspective Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad-based market index for the same periods. The performance of the S&P 500® Index shows how the Spectrum Global Perspective Fund compared with the performance of a widely used U.S. securities index during the periods shown, while the MSCI World Index shows how the performance of a broad-based global stock index compared against a broad-based U.S. stock index during the same periods.  The Spectrum Global Perspective Fund’s past performance, before and after taxes, is not necessarily an indication of how the Hundredfold Select Global Fund will perform in the future.

* Year-to-date total return as of June 30, 2011 for the Fund was -1.81%

 During the period of time shown in the bar chart, the Spectrum Global Perspective Fund’s highest calendar quarter return was 17.57% for the quarter ended June 30, 2009 and its lowest calendar quarter return was –7.79% for the quarter ended March 31, 2009.

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	Since Inception (9/27/2004)
Spectrum Global Perspective Fund
Return Before Taxes	3.75%	4.18%	7.66%
Return After Taxes on Distributions	3.75%	1.91%	5.25%
Return After Taxes on Distributions and Sale of Fund Shares	2.44%	2.33%	5.28%
MSCI World Index (Reflects no deduction for fees, expenses or taxes)	9.55%	0.35%	3.35%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	4.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates  in effect at the time of each distribution and assumed sale, and do not reflect the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Spectrum Equity Opportunity Fund Service Class Performance Information

The bar chart and performance table below provide some indication of the risks of an investment in the Hundredfold Select Equity Fund by showing the Spectrum Equity Opportunity Fund’s performance from calendar year to calendar year, and by showing how the Spectrum Equity Opportunity Fund’s average annual returns for the one year, five year and since inception periods compare with those of a broad-based market index for the same periods. The S&P 500 ® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed. The performance of the index does not reflect deductions for fees, expenses or taxes. The Spectrum Equity Opportunity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Hundredfold Select Equity Fund will perform in the future.

* Year-to-date total return as of June 30, 2011 for the Fund was 0.39%

During the period of time shown in the bar chart, the Spectrum Equity Opportunity Fund’s highest calendar quarter return was 15.12% for the quarter ended September 30, 2008 and its lowest calendar quarter return was –10.07% for the quarter ended March 31, 2008.

 Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	5 Years	Since Inception (10/11/2004)
Spectrum Equity Opportunity Fund
Return Before Taxes	10.50%	2.90%	4.22%
Return After Taxes on Distributions	10.50%	1.80%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	6.82%	1.86%	2.95%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates  in effect at the time of each distribution and assumed sale, and do not reflect the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Federal Income Tax Consequences.

None of the Acquired Funds or their respective shareholders nor any of the Acquiring Funds is expected to recognize any gain or loss for federal income tax purposes as a result of the Proposed Reorganizations. See “Information About the Reorganizations – Federal Income Tax Consequences.”

PRINCIPAL RISK FACTORS

Spectrum Select Alternative Fund and Hundredfold Select Alternative Fund

The main risk factors for both Select Alternative Funds are substantially similar. Unless otherwise noted, the risks shown for the Acquiring Fund also apply to the Acquired Fund. An investment in the Acquiring Fund is not a complete investment program. The value of your investment will rise and fall, and you could lose money.

Aggressive Investment Techniques Risk

 The Funds use investment techniques that may be considered aggressive. Risks associated with the use of swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed.

Asset-Backed Securities Risk

 Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Funds’ asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Credit Risk

The Funds could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Funds could also lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Counterparty Risk

The Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. The Funds may enter into swap agreements with a limited number of counterparties, which may increase the Funds’ exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Depositary Receipt Risk

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”). While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  Advisors Preferred and Hundredfold have determined that this risk is applicable to the investment strategy as currently employed.

Derivatives Risk

Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Funds’ volatility. As a result, the Funds may incur larger losses or smaller gains than otherwise would be the case if a Fund invested directly in the underlying securities.

 Emerging Markets Risk

 Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times. Advisors Preferred and Hundredfold have determined that this risk is applicable to the investment strategy as currently employed.

Equity Securities Risk

Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause a Fund’s net asset value (“NAV “) to fluctuate.

 Foreign Securities Risk

 Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Funds also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities. Advisors Preferred and Hundredfold have determined that this risk is applicable to the investment strategy as currently employed.

High Portfolio Turnover Risk

 The Funds may experience high portfolio turnover, which would involve correspondingly greater expenses to the Funds, as well as potentially adverse tax consequences, to the Funds’ shareholders from distributions of increased net short-term capital gains, and may adversely affect the Funds’ performance.

High-Yield Securities Risk

The Funds will invest a significant portion or all of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. High yield securities may have speculative characteristics. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Funds’ performance may vary significantly as a result. Therefore, an investment in a Fund is subject to a higher risk of loss than an investment in a fund that may not invest in lower-rated securities.

Holding Cash Risk

The Funds may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Funds may invest. There is a risk that the sections of the market in which the Funds invest will begin to rise or fall rapidly and the Funds will not be able to sell stocks quickly enough to avoid losses, or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

 Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Leverage Risk

The Funds may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Funds and makes it more volatile. The leveraged investment techniques that the Funds employ could cause investors in the Funds to lose more money in adverse environments.

Non-Diversification Risk

 A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Funds to fluctuations in net asset value and total return.

Other Investment Companies Risk and ETFs Risk

Investments in the securities of other investment companies or ETFs may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting such Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate a Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Prepayment Risk and Mortgage-Backed Securities Risk

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, the Funds may have to reinvest their assets in mortgage securities or other debt securities that have lower yields.

 Shorting Securities Risk

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Funds will lose value if and when the instrument’s price rises — a result that is the opposite from traditional mutual funds.

Small- and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Sub-adviser’s Investment Strategy Risk

The Sub-adviser has limited previous experience advising investment companies. The principal risk of investing in the Funds is that the Sub-adviser’s investment strategy will not be successful. While the Sub-adviser seeks to take advantage of investment opportunities for the Funds that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Funds. The Sub-adviser will aggressively change the Funds’ portfolio in response to market conditions that are unpredictable and may expose the Funds to greater market risk than other mutual funds. There is no assurance that the Sub-adviser’s investment strategy will enable the Funds to achieve their investment objective.

Tax Risk

The Fund’s short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders.  The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.  Advisors Preferred and Hundredfold have determined that this risk is applicable to the investment strategy as currently employed.

Spectrum Global Perspective Fund and Hundredfold Select Global Fund

The main risk factors for both Global Perspective Funds are substantially similar. Unless otherwise noted, the risks shown for the Acquiring Fund also apply to the Acquired Fund. An investment in the Acquiring Fund is not a complete investment program. The value of your investment will rise and fall, and you could lose money.

Aggressive Investment Techniques Risk

 The Funds use investment techniques that may be considered aggressive. Risks associated with the use of swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed.

Credit Risk

The Funds could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Funds could also lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Counterparty Risk

The Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. The Funds may enter into swap agreements with a limited number of counterparties, which may increase the Funds’ exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Depositary Receipt Risk

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs. While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk

Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Funds’ volatility. As a result, the Funds may incur larger losses or smaller gains than otherwise would be the case if a Fund invested directly in the underlying securities.

Emerging Markets Risk

 Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

 Equity Securities Risk

Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause a Fund’s NAV to fluctuate.

 Foreign Securities Risk

 Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Funds also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities.

 High Portfolio Turnover Risk

 The Funds may experience high portfolio turnover, which would involve correspondingly greater expenses to the Funds, as well as potentially adverse tax consequences, to the Funds’ shareholders from distributions of increased net short-term capital gains, and may adversely affect the Funds’ performance.

High-Yield Securities Risk

The Funds will invest a significant portion or all of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. High yield securities may have speculative characteristics. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Funds’ performance may vary significantly as a result. Therefore, an investment in a Fund is subject to a higher risk of loss than an investment in a fund that may not invest in lower-rated securities.

Holding Cash Risk

The Funds may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Funds may invest. There is a risk that the sections of the market in which the Funds invest will begin to rise or fall rapidly and the Funds will not be able to sell stocks quickly enough to avoid losses, or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Leverage Risk

The Funds may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Funds and makes it more volatile. The leveraged investment techniques that the Funds employ could cause investors in the Funds to lose more money in adverse environments.

 Non-Diversification Risk

 A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Funds to fluctuations in net asset value and total return.

Other Investment Companies Risk and ETFs Risk

Investments in the securities of other investment companies or ETFs may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting such Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate a Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

 Shorting Securities Risk

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Funds will lose value if and when the instrument’s price rises — a result that is the opposite from traditional mutual funds.

Small- and Mid-Capitalization Companies Risk

Investing in the securities of small-cap and mid-cap companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Sub-adviser’s Investment Strategy Risk

The Sub-adviser has limited previous experience advising investment companies. The principal risk of investing in the Funds is that the Sub-adviser’s investment strategy will not be successful. While the Sub-adviser seeks to take advantage of investment opportunities for the Funds that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Funds. The Sub-adviser will aggressively change the Funds’ portfolio in response to market conditions that are unpredictable and may expose the Funds to greater market risk than other mutual funds. There is no assurance that the Sub-adviser’s investment strategy will enable the Funds to achieve their investment objective.

Tax Risk

The Fund’s short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders.  The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. Advisors Preferred and Hundredfold have determined that this risk is applicable to the investment strategy as currently employed.

Spectrum Equity Opportunity Fund and Hundredfold Select Equity Fund

The main risk factors for both Equity Opportunity Funds are substantially similar. Unless otherwise noted, the risks shown for the Acquiring Fund also apply to the Acquired Fund. An investment in the Acquiring Fund is not a complete investment program. The value of your investment will rise and fall, and you could lose money.

Aggressive Investment Techniques Risk

 The Funds use investment techniques that may be considered aggressive. Risks associated with the use of swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk

The Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. The Funds may enter into swap agreements with a limited number of counterparties, which may increase the Funds’ exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Depositary Receipt Risk

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs. While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk

Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Funds’ volatility. As a result, the Funds may incur larger losses or smaller gains than otherwise would be the case if a Fund invested directly in the underlying securities.

Emerging Markets Risk

 Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times. Advisors Preferred and Hundredfold have determined that this risk is applicable to the investment strategy as currently employed.

Equity Securities Risk

Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause a Fund’s NAV to fluctuate.

Foreign Securities Risk

 Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Funds also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities.

 High Portfolio Turnover Risk

 The Funds may experience high portfolio turnover, which would involve correspondingly greater expenses to the Funds, as well as potentially adverse tax consequences, to the Funds’ shareholders from distributions of increased net short-term capital gains, and may adversely affect the Funds’ performance.

Holding Cash Risk

The Funds may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Funds may invest. There is a risk that the sections of the market in which the Funds invest will begin to rise or fall rapidly and the Funds will not be able to sell stocks quickly enough to avoid losses, or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Leverage Risk

The Funds may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Funds and makes it more volatile. The leveraged investment techniques that the Funds employ could cause investors in the Funds to lose more money in adverse environments.

Non-Diversification Risk

 A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Funds to fluctuations in net asset value and total return.

Other Investment Companies Risk and ETFs Risk

Investments in the securities of other investment companies or ETFs may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting such Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate a Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

 Shorting Securities Risk

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Funds will lose value if and when the instrument’s price rises — a result that is the opposite from traditional mutual funds.

Small- and Mid-Capitalization Companies Risk

Investing in the securities of small-cap and mid-cap companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Sub-adviser’s Investment Strategy Risk

The Sub-adviser has limited previous experience advising investment companies. The principal risk of investing in the Funds is that the Sub-adviser’s investment strategy will not be successful. While the Sub-adviser seeks to take advantage of investment opportunities for the Funds that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Funds. The Sub-adviser will aggressively change the Funds’ portfolio in response to market conditions that are unpredictable and may expose the Funds to greater market risk than other mutual funds. There is no assurance that the Sub-adviser’s investment strategy will enable the Funds to achieve their investment objective.

Tax Risk

The Fund’s short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders.  The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.  Advisors Preferred and Hundredfold have determined that this risk is applicable to the investment strategy as currently employed.

INFORMATION ABOUT THE REORGANIZATIONS

Description of the Agreement and Plan of Reorganization

NLFT II, on behalf of each of the Acquiring Funds, and Direxion Funds, on behalf of each of the Acquired Funds, have entered into the Plan of Reorganization, which provides that each Acquiring Fund is to acquire the assets and assume the liabilities of the corresponding Acquired Fund, as described below.

Acquired Funds	Acquiring Funds
Spectrum Select Alternative Fund	Hundredfold Select Alternative Fund
Spectrum Global Perspective Fund	Hundredfold Select Global Fund
Spectrum Equity Opportunity Fund	Hundredfold Select Equity Fund

The Plan of Reorganization sets forth the terms and conditions that will apply to the Proposed Reorganizations. The following description is qualified in its entirety by reference to the Plan of Reorganization, the form of which is set forth as Appendix A.

The Plan of Reorganization provides the details of each Proposed Reorganization. In essence, each Proposed Reorganization will have two steps:

•

First, if the shareholders of an Acquired Fund approve the Plan of Reorganization, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund.  In exchange, the Acquired Fund will receive Service Class shares of the corresponding Acquiring Fund equal in number and net asset value to the relevant Acquired Fund’s Service Class shares calculated as of the close of business on the date of closing of the Proposed Reorganization (the “Closing Date”). The corresponding Acquiring Fund will assume all of liabilities of the Acquired Fund.

•

Second, the corresponding Acquiring Fund, through its transfer agent, will open an account for each shareholder of the Acquired Fund and will credit each such account with Service Class shares of the corresponding Acquiring Fund equal in number and net asset value to the Acquired Fund shares that the shareholder owned on the Closing Date (expected to be October 3, 2011, subject to change by agreement of NLFT II and Direxion Funds).

On the Closing Date, the shareholders of each of the Acquired Funds will receive shares of the corresponding Acquiring Fund equal in number and total value to their shares of the Acquired Funds as of the closing date of the Proposed Reorganizations. Because each of the Acquired Funds is a series of a registered investment company whose shareholders can redeem their shares at any time for their net asset value, there are no appraisal rights for shareholders that vote against the Proposed Reorganizations.

The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund will consist of all assets and property, including all cash, securities, commodities, interests in futures, dividends and interest receivable, receivables for shares sold, and other rights -- that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on its books, as of as of immediately after the close of business on the Closing Date (“Effective Time”). The investment policies and limitations of each Acquired Fund and the corresponding Acquiring Fund are sufficiently similar that it will not be necessary for the Acquired Funds to dispose of any assets or for the Acquiring Funds to dispose of any of the assets they receive from the Acquired Funds in order for the Acquiring Funds to operate within their investment policies and limitations after the consummation of the Proposed Reorganizations. There is no present intention that any Acquiring Fund will sell or otherwise dispose of any of the assets transferred to it by an Acquired Fund, except for dispositions made in the ordinary course of its business if market conditions warrant, dispositions if a particular security is no longer consistent with an Acquiring Fund’s investment strategy following the Proposed Reorganization and dispositions necessary to maintain its status as a regulated investment company for federal tax purposes.

Each Acquiring Fund will assume all liabilities of the corresponding Acquired Fund. However, each Acquired Fund will utilize its best efforts to discharge all of its known liabilities that are due prior to the Effective Time.

With respect to each Acquired Fund, on or as soon after the Closing Date as is conveniently practicable, the Acquired Fund will distribute pro rata to its shareholders of record as of the Effective Time, the Service Class shares of the corresponding Acquiring Fund it receives in the Proposed Reorganization, so that each shareholder of the Acquired Fund’s Service Class shares will receive a number of full and fractional Service Class shares of the corresponding Acquiring Fund equal in number and value to the shareholder’s Acquired Fund Service Class shares. Such distribution will be accomplished by opening accounts on the books of the corresponding Acquiring Fund in the names of the Acquired Fund shareholders and by transferring to these accounts the shares of the corresponding Acquiring Fund shares previously credited to the Acquired Fund on those books.  Each shareholder’s account shall be credited with the pro rata number of Acquiring Fund Service Class shares due to that shareholder. Fractional shares of the corresponding Acquiring Fund will be rounded to the third decimal place.

Accordingly, immediately after each Proposed Reorganization, each former shareholder of the Acquired Fund Service Class shares will own Service Class shares of the corresponding Acquiring Fund with an aggregate value equal to the value of that shareholder’s Acquired Fund shares immediately prior to the Proposed Reorganization.  Moreover, because shares of the corresponding Acquiring Fund will be issued at net asset value in exchange for the net assets of the Acquired Fund, the Proposed Reorganization will not result in a dilution of the value of any shareholder account in the Acquired Fund.

Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than that of the registered holder on the Acquired Funds’ books as of the Effective Time of the shares actually or constructively exchanged therefor will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of the Acquired Funds will continue to be its responsibility up to and including the Closing Date.

GFS will provide the Trustees of the Direxion Funds tail insurance in connection with the Proposed Reorganizations to indemnify them to the extent that they would have been subject to indemnification under the Direxion Funds’ Declaration of Trust with respect to any matters relating to the Acquired Funds for a 2 year period following the closing of the Proposed Reorganizations.

The consummation of each Proposed Reorganization is subject to certain conditions relating to the Plan of Reorganization, including the following:

·

With respect to an Acquired Fund, approval of the Plan of Reorganization by the shareholders of that Acquired Fund;

·

Receipt of certain legal opinions described in the Plan of Reorganization;

·

Continuing accuracy of the representations and warranties in the Plan of Reorganization; and

·

Performance in all material respects of the Plan of Reorganization.

NLFT II, on behalf of each of the Acquiring Funds, and Direxion Funds, on behalf of each of the Acquired Funds, may mutually agree to terminate the Plan of Reorganization at or prior to the Closing Date. Alternatively, any Fund may decide unilaterally to terminate the Plan of Reorganization under certain circumstances with respect to that Fund’s Proposed Reorganization. In addition, any Fund may waive any other party’s breach of a provision or failure to satisfy a condition of the Plan of Reorganization.

Each of Direxion Funds or NLFT II may amend the Plan of Reorganization in any manner, provided that after each of the Acquired Funds’ shareholders’ approval thereof, no such amendment may have a material adverse effect on their interests. The expenses solely and directly related to the Proposed Reorganizations will be paid for Direxion Funds and NLFT II by Advisors Preferred and GFS.

At a meeting held on May 17, 2011 and a special meeting held on July 7, 2011, the NLFT II Board considered the Proposed Reorganizations and approved the Plan of Reorganization, finding that the Proposed Reorganizations are in the best interests of each of the Acquiring Funds and their respective shareholders.

Capitalization.

Capitalization tables showing unaudited capitalization of the Acquired Funds’ Service Class shares, the Acquiring Funds’ Service Class shares and unaudited capitalization of the Acquired Funds and the Acquiring Funds on a pro forma combined basis after the Proposed Reorganizations are included in Appendix E.

Federal Income Tax Consequences.

The exchange of an Acquired Fund’s assets for the corresponding Acquiring Fund’s shares and the corresponding Acquiring Fund’s assumption of the Acquired Funds’ liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Code.  As such, the Proposed Reorganizations should have no impact on capital loss carryovers available to the Acquiring Funds.  As a condition to consummation of any Proposed Reorganization, Direxion Funds will receive an opinion of Alston & Bird LLP with respect to that Proposed Reorganization, substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of each of NLFT II and Direxion Funds and conditioned on the Proposed Reorganization being completed in accordance with the Plan of Reorganization, for federal income tax purposes:

(a)

Each Proposed Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)

The Acquired Fund will not recognize a gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities or on the subsequent distribution of those shares to the Acquired Fund’s shareholders in exchange for their Acquired Fund shares;

(c)

The Acquiring Fund will recognize no gain or loss on its receipt of the Acquired Funds’ assets in exchange solely for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities;

(d)

The Acquiring Fund’s basis in each asset it receives from the Acquired Fund will be the same as such Acquired Fund’s basis therein immediately before their Proposed Reorganizations, and the Acquiring Fund’s holding period for each such asset will include the relevant Acquired Fund’s holding period therefor;

(e)

A shareholder of the Acquired Fund will recognize no gain or loss on the exchange of all its Acquired Fund shares solely for Acquiring Fund shares pursuant to the Proposed Reorganization;

(f)

An Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Proposed Reorganization will be the same as the aggregate basis in its Acquired Fund shares it actually or constructively surrenders in exchange for the Acquiring Fund shares, and its holding period for the Acquiring Fund shares will include, in each instance, its holding period for the Acquired Fund shares, provided the shareholder holds them as capital assets at the Effective Time; and

(g)

For purposes of section 381 of the Code, the Acquiring Fund will be treated as if there had been no reorganization. Accordingly, the Proposed Reorganizations will not result in the termination of the Acquired Fund’s taxable year, the Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no reorganization, and the part of the Acquired Fund’s taxable year before its Proposed Reorganization will be included in the Acquiring Fund’s taxable year after the Proposed Reorganization.

Notwithstanding clauses (b) and (d), such opinion may state that no opinion is expressed as to the Proposed Reorganization’s effect on each Fund or the Acquired Funds’ shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The Funds have not sought a tax ruling on the federal tax consequences of the Proposed Reorganizations from the Internal Revenue Service (the “IRS”).  The opinion to be received with respect to the federal income tax consequences of the Proposed Reorganizations described in this section is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

Management and Arrangements with Service Providers

Adviser

Advisors Preferred, LLC is the adviser to the Acquiring Funds. It is located at 1445 Research Boulevard, #530, Rockville, MD 20850. Under an Investment Advisory Agreement (“Advisory Agreement”) between NLFT II, on behalf of the Acquiring Funds, and Advisors Preferred, Advisors Preferred provides a continuous investment program for the Acquiring Funds’ assets in accordance with each Acquiring Fund’s investment objective, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of NLFT II’s trustees. Pursuant to the Advisory Agreement, each Acquiring Fund will pay Advisors Preferred fees at an annualized rate of 1.00% of its average daily net assets.

Rafferty Asset Management, LLC (“Rafferty”) provides investment services to the Acquired Funds. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004. Under an investment advisory agreement between the Direxion Funds and Rafferty, each Acquired Fund pays Rafferty fees at an annualized rate of 1.00% of its average daily net assets. For the fiscal year ended August 31, 2010, Rafferty received net management fees as a percentage of average daily net assets of 1.00% from each of the Acquired Funds. Additionally, Rafferty has contractually agreed to pay all expenses of each Acquired Fund other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of a Fund. This agreement may be terminated at any time by the Direxion Board.

Sub-adviser

Advisors Preferred has retained Hundredfold Advisors, LLC, 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, to serve as sub-adviser to the Acquiring Funds (“Hundredfold” or the “Sub-adviser”).  Through its ownership of the Sub-adviser, Simply Distribute Charitable Foundation, a not-for-profit foundation, controls Hundredfold and was created as a charitable foundation. Mr. Ralph Doudera and Ms. Mary Collins are trustees of the foundation. In addition, as managing members of Hundredfold, both Mr. Doudera and Ms. Collins control the Sub-adviser.  The Sub-adviser is compensated by Advisors Preferred for its services to the Acquiring Funds.

Hundredfold also serves as sub-adviser to each of the Acquired Funds pursuant to a sub-adviser agreement with Rafferty Asset Management, LLC.

Portfolio Manager

Ralph J. Doudera will serve as portfolio manager of the Acquiring Funds and has served in that capacity with the Acquired Funds since the inception of the Acquired Funds. Mr. Doudera is the founder, CEO and investment manager of Spectrum Financial Inc. (“Spectrum”), a registered investment adviser. He founded Spectrum in 1986. Prior to founding Spectrum, Mr. Doudera began his financial and estate planning career with the CIGNA Corporation where he became a Chartered Life Underwriter and a Chartered Financial Consultant. Mr. Doudera is a graduate of New Jersey Institute of Technology where he received an undergraduate degree in Mechanical Engineering (1969) and a master’s of science in Management and Finance (1972). Mr. Doudera also earned a master’s degree in Biblical studies from Regent University in 1987.

Other Service Providers

The following table identifies certain of the service providers for the Spectrum Funds and the Hundredfold Funds, after the proposed Reorganization.

	Spectrum Funds	Hundredfold Funds

Administrator:	U.S. Bancorp Fund Services, LLC	Gemini Fund Services LLC
Distributor:	Rafferty Capital Markets, LLC	Ceros Financial Services, Inc.

Transfer Agent:	U.S. Bancorp Fund Services, LLC	Gemini Fund Services LLC
Custodian:	U.S. Bank, N.A.	U.S. Bank, N.A.

Independent Registered Public Accounting Firm:	Ernst & Young, LLP	Cohen Fund Audit Services LLP

Additional information regarding the Hundredfold Funds’ service providers is available in Appendix C: Information Applicable to the Acquiring Funds and the Statement of Additional Information relating to this Prospectus/Proxy Statement.  For information regarding the Acquired Funds, see the Acquired Funds’ Prospectus dated December 29, 2010.

Shareholder Rights

The discussion included in Appendix D describes some of the differences between your rights as a shareholder of one of the Acquired Funds and your rights as a shareholder of one of the Acquiring Funds. The Acquired Funds are each a series of the Direxion Funds, a Massachusetts business trust, and the Acquiring Funds are each a series of NLFT II, a Delaware statutory trust. While the Acquired Funds and the Acquiring Funds are subject to the laws of different jurisdictions, the applicable state laws are similar and the Proposed Reorganizations should not result in material differences in shareholder rights.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2011, the shareholders of record and/or beneficial owners who owned 5% or more of the shares of the Acquired Funds are set forth below:

Spectrum Select Alternative Fund Service Class Shares

Name and Address Of Owner	Number of Shares Owned	Percent (%) of Class	Type of Ownership
Charles Schwab & Co. Inc. Special Custody Account For the Benefit of Customers ATTN Mutual Funds 4500 Cherry Creek Drive Suite 700 Denver, CO	162,109.766	6.47%	Record
NFS LLC FEBO Various Accounts 25 Museum Drive Newport News, VA 23601	1,452,943.489	58.061%	Record
Pershing LLC PO Box 2052 Jersey City, NJ 07303	134,019.393	5.349%	Record

As of June 30, 2011, securities of the Spectrum Select Alternative Fund Service Class Shares owned by all officers and directors, including beneficial ownership, as a group represented less than 1% of the outstanding shares of the Spectrum Select Alternative Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Spectrum Select Alternative Fund.

Spectrum Global Perspective Fund Service Class Shares

Name and Address Of Owner	Number of Shares Owned	Percent (%) of Class	Type of Ownership
NFS LLC FEBO Various Accounts 34 Cove Road Moorestown, NJ 08057	497,617.059	25.627%	Record

As of June 30, 2011, securities of the Spectrum Global Perspective Fund Service Class Shares owned by all officers and directors, including beneficial ownership, as a group represented less than % of the outstanding shares of the Spectrum Global Perspective Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Spectrum Global Perspective Fund.

Spectrum Equity Opportunity Fund Service Class Shares

Name and Address Of Owner	Number of Shares Owned	Percent (%) of Class	Type of Ownership
US Bank NA Custodian Ralph J Doudera IRA Rollover PO Box 9178 Virginia Beach, VA 23450	48,241.600	5.291%	Record
NFS LLC FEBO Various Accounts 34 Cove Road Moorestown, NJ 08057	369,626.619	39.755%	Record

As of June 30, 2011, securities of the Spectrum Equity Opportunity Fund Service Class Shares owned by all officers and directors, including beneficial ownership, as a group represented less than 1% of the outstanding shares of the Spectrum Equity Opportunity Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Spectrum Equity Opportunity Fund.

INFORMATION RELATING TO VOTING MATTERS

General Information

This Prospectus/Proxy Statement is being provided in connection with the solicitation of proxies for use at the Meeting. Solicitation of proxies will occur principally by mail, but officers and service contractors of the Acquired Funds or Advisors Preferred may also solicit proxies by telephone or in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Acquired Funds a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

Only shareholders of each of the Acquired Funds of record at the close of business on June 30, 2011 will be entitled to vote at the Meeting. On June 30, 2011, there were outstanding and entitled to be voted 2,505,269 Service Class shares of the Spectrum Select Alternative Fund; 1,889,390 Service Class shares of the Spectrum Global Perspective Fund; and 918,831 Service Class shares of the Spectrum Equity Opportunity Fund.  Each share or fractional share is entitled to one vote or fraction thereof.

If an accompanying proxy card is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. If you sign and date your proxy card but do not mark it “For,” “Against” or “Abstain,” the persons named as proxies will vote it “FOR” the Proposed Reorganizations. For information on adjournments of the Meeting, see “Quorum” below.

Shareholder Approval

The Plan of Reorganization is being submitted for approval at the Meeting in accordance with the provisions of the Declaration of Trust of Direxion Funds.  Under the Declaration of Trust, approval of the Proposed Reorganization with respect to each Acquired Fund requires the vote of a majority of the outstanding shares of that particular Fund, voted in person or by proxy.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted in determining whether a quorum is present for purposes of convening the Meeting. With respect to voting on the Proposed Reorganizations, abstentions and broker non-votes will have the same effect as votes cast against the proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian shall vote the shares in the account in accordance with instructions given by the Depositor. However, if the Depositor fails to provide instructions on how to vote the shares in the account, the Custodian shall vote the undirected shares in the same proportion as shares are voted considering all shares of the Spectrum Funds for which instructions are received.

Quorum; Adjournment

A quorum for the Meeting concerning the Proposed Reorganization of each Acquired Fund is constituted by a majority of the total number of shares of each of the Acquired Funds outstanding and entitled to vote at the Meeting present in person or represented by proxy. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposed Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy and voting on the question of adjournment. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item “FOR” such an adjournment, and will vote those proxies they are required to vote against such item “AGAINST” such an adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

NLFT II is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series without par value. Shares of each series of NLFT II represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

The NLFT II Board does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of the shareholders of a series only if required under the 1940 Act or in their discretion or upon the written request of holders of one third or more of the outstanding shares of that series entitled to vote.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

AND THE ACQUIRED FUNDS

Additional information applicable to the Hundredfold Funds is located in Appendix C: Information Applicable to the Acquiring Funds.

Additional information about the Acquired Funds is included in the Prospectus, dated December 29, 2010, which is incorporated by reference herein. Additional information about the Acquired Funds may also be obtained from their Statement of Additional Information, dated December 29, 2010, Annual Report for the fiscal year ended August 31, 2010, and Semi-Annual Report for the period ended February 28, 2011, which have been filed with the SEC. Copies of the Prospectus, Statement of Additional Information,  Annual Report and Semi-Annual Report for the Acquired Funds may be obtained without charge by calling Direxion Funds at (800) 851-0511 or on the Internet at www.direxionfunds.com. The Acquired Funds and the Acquiring Funds are subject to certain informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and in accordance with such requirements files reports, proxy statements, and other information with the SEC. These materials may be inspected and copied:

•

At the Public Reference Facilities maintained by the SEC at 100 F Street N.E., Washington, D.C. 20549;

•

By writing to the SEC's Office of Investor Education and Advocacy, 100 F Street N.E., Washington, D.C. 20549;

•

By e-mail request to publicinfo@sec.gov (for a duplicating fee); and

•

On the SEC's EDGAR database on the SEC's Internet Web site at http://www.sec.gov.

The Acquiring Funds are in the process of registering their shares with the SEC and do not yet have an effective prospectus or statement of additional information, although a preliminary filing was made on August 3, 2011. The registration of each of the Acquiring Fund as an open-end management investment company will be effective prior to the Closing Date. Each of the Acquiring Fund’s Service Class shares will assume the performance history and financial highlights of the corresponding Acquired Fund’s Service Class shares if shareholders approve the Proposed Reorganization.

LEGAL MATTERS

Opinions concerning certain legal matters pertaining to the Proposed Reorganizations will be provided by legal counsel to NLFT II, Alston & Bird LLP, 950 F Street, NW, Washington, DC, and legal counsel to Direxion Funds, K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006.  Opinions concerning certain tax matters pertaining to the Proposed Reorganizations will be provided by legal counsel to NLFT II, listed above.

EXPERTS

The audited financial statements of the Acquired Funds incorporated by reference herein and included in the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended August 31, 2010 have been audited by Ernst & Young LLP, the Acquired Funds’ Independent Registered Public Accounting Firm. Their report is included in the Acquired Funds’ Annual Report to Shareholders. These financial statements have been incorporated herein by reference in reliance on Ernst & Young LLP’s report given on their authority as experts in auditing and accounting.

OTHER BUSINESS

The Direxion Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Acquired Funds in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning (800) 851-0511.

FINANCIAL HIGHLIGHTS

The Financial Highlights information for the Acquired Funds is incorporated by reference to the Acquired Funds’ Prospectus, dated December 29, 2010, the Acquired Funds’ Annual Report for the fiscal year ended August 31, 2010, and the Acquired Funds’ Semi-Annual Report for the period ended February 28, 2011. The Acquiring Funds currently have no Financial Highlights information since their registration is currently pending with the SEC and they have not yet commenced operations. If an Acquired Fund’s shareholders approve the Proposed Reorganization, the corresponding Acquiring Fund will assume the Financial Highlights information of the Acquired Fund after the Proposed Reorganization has been completed.

* * *

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR TO VOTE VIA TELEPHONE BY CALLING THE NUMBER ON YOUR PROXY CARD OR ON THE INTERNET BY VISITING THE WEBSITE ADDRESS IDENTIFIED ON YOUR PROXY CARD.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [   ] day of [      ], 2011, among DIREXION FUNDS, a Massachusetts business trust, with its principal place of business at 33 Whitehall Street, 10th Floor, New York, New York 10004 (“Direxion”), on behalf of each of the “Spectrum Funds” (listed on Schedule A attached hereto (“Schedule A”) under the heading “Direxion Funds (Target Funds)”), each a segregated portfolio of assets (“series”) of Direxion (each, a “Target Fund”), NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust, with its principal place of business at 4020 South 147th Street, Omaha, Nebraska 68137 (“Northern Lights”), on behalf of each of its “Hundredfold Funds” series (listed on Schedule A under the heading “Northern Lights Fund Trust II (Acquiring Funds)”) (each, an “Acquiring Fund”) (each Target Fund and Acquiring Fund being sometimes referred to herein as a “Fund”), and, solely with respect to Article VIII, ADVISORS PREFERRED LLC (“Advisors Preferred”) and GEMINI FUND SERVICES, LLC (“Gemini”).  Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations, and warranties of and by each Fund, and of and by Direxion and Northern Lights (each, an “Investment Company”), as applicable, on its behalf, shall be the obligations, agreements, representations, and warranties of that Fund only, and in no event shall any other Fund or any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its obligations, agreements, representations, and warranties set forth herein.

Each Investment Company wishes to effect three reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted).  This Agreement is intended to be, and each Investment Company adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  Each reorganization will consist of (1) the transfer of all of the assets of a Target Fund to the Acquiring Fund listed on Schedule A opposite its name (“corresponding Acquiring Fund”) in exchange solely for (i) shares of beneficial interest, no par value per share (“shares”), in that Acquiring Fund and (ii) the assumption by that Acquiring Fund of all liabilities of that Target Fund, (2) the distribution of those shares, after the Closing Date (as defined in paragraph 2.1), to the shareholders of that Target Fund in exchange for their shares therein and in complete liquidation thereof,  and (3) the termination of that Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target Fund and its corresponding Acquiring Fund being referred to herein collectively as a “Reorganization”).  The consummation of any Reorganization shall not be contingent on the consummation of any other Reorganization.  (For convenience, the balance of this Agreement refers only to a single Reorganization, one Target Fund, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

Each Investment Company is an open-end, registered management investment company, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of each Investment Company (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”) of either Investment Company, has determined that participation in the Reorganization is in the best interests of its Fund.  The Board of Direxion, including a majority of its Independent Trustees, also has determined that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization.

The Target Fund is authorized to issue and has outstanding a single class of shares, designated Service Class Shares (“Target Fund Shares”).  The Acquiring Fund will be authorized to issue a single class of shares, designated Service Class Shares (“Acquiring Fund Shares”).  The rights, powers, privileges, and obligations of the Acquiring Fund Shares will be materially identical to those of the Target Fund Shares.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1

THE EXCHANGE.  Subject to requisite approval of the Target Fund’s shareholders and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to sell, assign, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Acquiring Fund.  In exchange therefor, the Acquiring Fund agrees (a) to issue and deliver to the Target Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares equal to the number of full and fractional Target Fund Shares outstanding at the Effective Time (as defined in paragraph 2.1 and (b) to assume the Target Fund’s liabilities described in paragraph 1.3.  Such transactions shall take place at the Closing.

1.2

ASSETS TO BE ACQUIRED.  (a)  The Assets to be sold, assigned, transferred, and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature -- including all cash, securities, commodities, interests in futures, dividends and interest receivable, receivables for shares sold, and other rights -- that are owned by the Target Fund, and any deferred or prepaid expenses shown as an asset on its books, as of the Effective Time.  For the sake of clarity, assets to be acquired include all rights (including rights to indemnification and contribution) and claims (including claims for breach of contract, violation of standards of care), of the Target Fund against any party with whom the Target Fund has contracted for any actions or omissions up to the Closing Date.

(b)  The Target Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain lists of all of the Target Fund’s assets as of the date of such statements.  The Target Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends (including capital gain distributions) and redemption proceeds to shareholders.

(c)  The Target Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.  The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions.

1.3

LIABILITIES TO BE ASSUMED.  The Target Fund will endeavor in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date.  The Acquiring Fund shall assume all remaining liabilities, obligations, expenses, costs, and charges of the Target Fund, excluding Reorganization Expenses (as defined in paragraph 3.3(e)) borne by Advisors Preferred, Gemini, and/or affiliates of either or both pursuant to Article VIII, whether known or unknown, contingent, accrued, or otherwise (collectively, “Liabilities”).

1.4

LIQUIDATION AND DISTRIBUTION.  At or before the Closing, the Acquiring Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the price at which it is issued pursuant to that paragraph.  On or as soon after the Closing Date as is conveniently practicable (“Liquidation Date”), (a) the Target Fund will make a liquidating distribution, pro rata to the shareholders of record of its shares determined as of the Effective Time (“Target Fund Shareholders”), of all the Acquiring Fund Shares received by the Target Fund pursuant to paragraph 1.1, and (b) the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.8.  Such liquidation and distribution will be accomplished by transferring the Acquiring Fund Shares credited to the Target Fund’s account on the books of the Acquiring Fund’s transfer agent (“Transfer Agent’s Books”) to open accounts on the Transfer Agent’s Books in the names of the Target Fund Shareholders, each such transfer representing the respective pro rata number of Acquiring Fund Shares due each such shareholder.  The aggregate net asset value (“NAV”) of Acquiring Fund Shares distributed pursuant to this paragraph will equal the aggregate NAV of the Target Fund Shares determined as of the Effective Time.  All issued and outstanding Target Fund Shares will simultaneously be canceled on the Target Fund’s share records.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  Each Target Fund Shareholder shall have the right to receive any unpaid dividends and/or other distributions that were declared by the Target Fund before the Effective Time with respect to the Target Fund Shares such Target Fund Shareholder held of record as of the time of the declaration thereof.

1.5

OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the Transfer Agent’s Books.

1.6

TRANSFER TAXES.  Any transfer taxes payable on the transfer of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the Target Fund’s share records as of the Effective Time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7

REPORTING RESPONSIBILITY.  Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is terminated.

1.8

TERMINATION.  As soon as practicable after the Closing Date, but in all events within six months thereafter, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law.  After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

            CLOSING

2.1

CLOSING, CLOSING DATE, and EFFECTIVE TIME.  Subject to the satisfaction or waiver of all the conditions set forth in Articles V, VI, and VII, the closing of the Reorganization, including related acts necessary to consummate the same (“Closing”), will be on or about October 3, 2011, or another date the Investment Companies agree to in writing (“Closing Date”).  All acts taking place at the Closing shall be deemed to take place immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the Closing Date unless the Investment Companies agree otherwise (“Effective Time”).  The Closing shall be held at Gemini’s offices, 2020 E. Financial Way, Suite 100, Glendora, CA 91741, or at another place the Investment Companies agree to.

2.2

CUSTODIAN’S CERTIFICATE.  The portfolio securities of the Target Fund shall be made available to Union Bank National Association, the Acquiring Fund’s custodian (“UBNA”), for examination no later than five business days preceding the Closing Date.  U.S. Bank, N.A., as the Target Fund’s custodian, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to UBNA, for the Acquiring Fund’s benefit, on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with such delivery of portfolio securities.

2.3

TRANSFER AGENT’S CERTIFICATE.  The Target Fund shall cause U.S. Bancorp Fund Services, LLC, its transfer agent, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each such shareholder at the Effective Time.  The Acquiring Fund shall issue and deliver or cause Gemini, in its capacity as its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be delivered pursuant to paragraph 1.1 to the Secretary of Direxion or provide evidence satisfactory to Direxion that such Acquiring Fund Shares have been credited to the Target Fund’s account on the Transfer Agent’s Books.  At the Closing, each Investment Company shall deliver to the other Investment Company such bills of sale, checks, assignments, share certificates, receipts, and other documents, if any, as such other Investment Company or its counsel may reasonably request.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1

REPRESENTATIONS OF DIREXION.  Direxion, on the Target Fund’s behalf, represents and warrants to Northern Lights, on the Acquiring Fund’s behalf, as follows:

(a)

The Target Fund is a separate series of Direxion, a “Massachusetts business trust” (i.e., a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, organized under the laws of The Commonwealth of Massachusetts) that is duly organized, validly existing, and in good standing under those laws;

(b)

Direxion is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act is in full force and effect;

(c)

The current Prospectus and Statement of Additional Information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)

The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any material provision of Direxion’s Declaration of Trust, as amended (“Declaration”) or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which Direxion, with respect to the Target Fund, is a party or by which it is bound;

(e)

The Target Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Target Fund, except for liabilities, if any, disclosed to Northern Lights;

(f)

Except as otherwise disclosed in writing to and accepted by Northern Lights, no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out the transactions contemplated herein.  Direxion knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein;

(g)

The financial statements of the Target Fund for the fiscal year ended August 31, 2010 are in accordance with generally accepted accounting principles consistently applied in the United States, and such statements (copies of which have been furnished to Northern Lights) fairly reflect, in all material respects, the financial condition of the Target Fund as of and for the fiscal year ended on that date, and there are no known contingent liabilities of the Target Fund as of that date not disclosed in such statements;

(h)

Since the date specified in the preceding paragraph, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as otherwise disclosed to and accepted by Northern Lights.  For the purposes of this subparagraph, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change;

(i)

On the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed by such date (giving effect to extensions), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.  All of the Target Fund’s tax liabilities will have been adequately provided for on its books.  To the best of Direxion’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)

The Target Fund will provide its books and records to the Acquiring Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date;

(k)

All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by Direxion and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  All of the issued and outstanding shares of the Target Fund will, as of the Effective Time, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 2.3.  The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Target Fund Shares and has no outstanding securities convertible into any of the Target Fund Shares;

(l)

On the Closing Date, the Target Fund will have good and valid title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder.  On delivery and payment for the Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of the Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by Northern Lights;

(m)

The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund.  Subject to approval by the Target Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)

The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations;

(o)

As of the effective date of the Prospectus/Proxy Statement (as defined in paragraph 4.6), the date of the meeting of shareholders of the Target Fund, and the Closing Date, any written information furnished by Direxion with respect to the Target Fund for use in the Prospectus/Proxy Statement, Registration Statement (as defined in paragraph 3.2(b)), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading;

(p)

The Target Fund is a “fund” (as defined in section 851(g)(2)).  It has elected to be, and for each taxable year of its operation (including the taxable year that includes the Effective Time) it has met (or for such year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as, a regulated investment company (“RIC”) and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852.  The Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.  The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982 that remains unpaid.  The Target Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties that could be imposed thereunder;

(q)

The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s Prospectus, except as previously disclosed in writing to Northern Lights;

(r)

The Acquiring Fund Shares to be issued to the Target Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund Shareholders as provided in paragraph 1.4;

(s)

No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, or Massachusetts law for the execution or performance of this Agreement by Direxion, for itself and on behalf of the Target Fund, except for the effectiveness of the Prospectus/Proxy Statement, Registration Statement and other consents, approvals, authorizations, and filings that have been made or received or may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund’s shareholders as described in paragraph 4.2;

(t)

The Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business.  At the Effective Time, the Target Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)).  During the five-year period ending at the Effective Time, neither the Target Fund nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Fund Shares with consideration other than Acquiring Fund Shares or Target Fund Shares, except for shares redeemed in the ordinary course of the Target Fund’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Fund Shares except for normal, regular dividend distributions made pursuant to the Target Fund’s historic dividend-paying practice and dividends and other distributions declared and paid to ensure the Target Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

(u)

Not more than 25% of the value of the Target Fund’s total assets (excluding cash, cash items, and government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

(v)

The Declaration permits Direxion to vary its shareholders’ investment, and the Target Fund does not have a fixed pool of assets -- it is a managed portfolio of securities, and Rafferty Asset Management, LLC, its investment adviser, and Hundredfold Advisors, LLC, its investment sub-adviser, have the authority to buy and sell securities for it.

3.2

REPRESENTATIONS OF NORTHERN LIGHTS.  Northern Lights, on the Acquiring Fund’s behalf, represents and warrants to Direxion, on the Target Fund’s behalf, as follows:

(a)

Northern Lights is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware.  Northern Lights is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)

At the Effective Time, the Acquiring Fund will be a duly established and designated separate series of Northern Lights.  As of the date of this Agreement, Northern Lights has or will file a post-effective amendment to its registration statement on Form N-1A (“Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.  The Acquiring Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, it will be a shell series of Northern Lights, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created solely for the purpose of acquiring the Assets and assuming the Liabilities;

(c)

As of the Effective Time, the Prospectus and Statement of Additional Information of the Acquiring Fund in the Registration Statement will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading;

(d)

The Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result in, violation of any material provision of Northern Lights’ Agreement and Declaration of Trust (“Trust Agreement”) or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which Northern Lights, with respect to the Acquiring Fund, is a party or by which it is bound;

(e)

Except as otherwise disclosed in writing to and accepted by Direxion, no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out the transactions contemplated herein.  Northern Lights knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein;

(f)

There will be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Share;

(g)

All Acquiring Fund Shares issued pursuant to this Agreement will be, when issued, duly authorized and validly issued and outstanding, fully paid, and non-assessable by Northern Lights.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares;

(h)

The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(i)

The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations;

(j)

As of the effective date of the Prospectus/Proxy Statement, the date of the meeting of shareholders of the Target Fund, and the Closing Date, any written information furnished by Northern Lights with respect to the Acquiring Fund for use in the Prospectus/Proxy Statement, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading;

(k)

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date;

(l)

No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, the 1940 Act, or Delaware law for the execution or performance of this Agreement by Northern Lights, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Prospectus/Proxy Statement, Registration Statement and other consents, approvals, authorizations, and filings that have been made or received or may be required subsequent to the Closing Date;

(m)

The Acquiring Fund will be a “fund” (as defined in section 851(g)(2)).  It will elect to be, and will qualify for its first taxable year ending after the Effective Time for treatment as, a RIC.  The Acquiring Fund intends and will make all reasonable efforts (1) to duly and timely file all federal, state, local, and foreign tax returns that it will be required to file and to pay all taxes that will be due and payable except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect, (2) to comply in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect of dividends and other distributions to shareholders, and (3) for each taxable year of its operation (including the taxable year that includes the Effective Time), to meet the requirements of Subchapter M for qualification and treatment as a RIC and to be eligible to and to compute its federal income tax under section 852.  The Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(n)

There is no plan or intention for the Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization.  Before or pursuant to the Reorganization, neither the Acquiring Fund nor any person Related to it will have acquired Target Fund Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares.  Assuming satisfaction of the condition in paragraph 3.1(u), immediately after the Reorganization (1) not more than 25% of the value of the Acquiring Fund’s total assets (excluding cash, cash items, and government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

(o)

The Trust Agreement permits Northern Lights to vary its shareholders’ investment, and it does not have a fixed pool of assets -- each series thereof (including the Acquiring Fund after it commences operations) is (or will be) a managed portfolio of securities, and Advisors Preferred, its investment adviser, and Hundredfold Advisors LLC, its investment sub-adviser, have (or will have) the authority to buy and sell securities for it.

3.3

ADDITIONAL REPRESENTATIONS OF EACH INVESTMENT COMPANY.  Each Investment Company, on its Fund’s behalf, further represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)

The fair market value of the Acquiring Fund Shares each Target Fund Shareholder receives will be approximately equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;

(b)

The Target Fund Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(c)

The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(d)

None of the compensation received by any Target Fund Shareholder who or that is an employee of or service provider to the Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Target Fund Shareholder holds; none of the Acquiring Fund Shares any such Target Fund Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Target Fund Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)

No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund, Advisors Preferred, Gemini, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(f)

Immediately following consummation of the Reorganization, (1) the Target Fund Shareholders will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Target Fund Shares immediately before the Reorganization and (2) the Acquiring Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Target Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Target Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

ARTICLE IV

COVENANTS

4.1

OPERATION IN ORDINARY COURSE.  The Target Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include declaring and paying customary dividends and other distributions and shareholder redemptions.

4.2

APPROVAL OF SHAREHOLDERS.  Direxion will call a special meeting of the Target Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

4.3

ADDITIONAL INFORMATION.  Direxion will assist Northern Lights in obtaining such information as the latter reasonably requests concerning the beneficial ownership of Target Fund Shares.

4.4

FURTHER ACTION.  Subject to the provisions of this Agreement, each Investment Company will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated in this Agreement, including any actions required to be taken after the Closing Date.

4.5

STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, Direxion shall furnish to Northern Lights, in a form reasonably satisfactory to the latter, a statement of the Target Fund’s earnings and profits for federal income tax purposes that will be carried over by the Acquiring Fund pursuant to section 381, which will have been reviewed by the Target Fund’s accounting firm, and certified by Direxion’s Treasurer.

4.6

PREPARATION OF PROSPECTUS/PROXY STATEMENT.  Northern Lights will file with the SEC a proxy statement on Form N-14 (“Prospectus/Proxy Statement”) under the 1933 Act relating to the transactions contemplated in this Agreement, subject to approval of Direxion’s Board, which approval shall not be unreasonably withheld.  The Prospectus/Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act.  Direxion will provide Northern Lights with the materials and information necessary to prepare the Prospectus/Proxy Statement in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement.

4.7

INDEMNIFICATION AND INSURANCE.

(a)

Northern Lights (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Target Fund, Direxion, and Direxion’s current and former Trustees and officers (collectively, “Target Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities, and expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which any Target Fund Indemnified Person(s) may become subject, insofar as any such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund or Northern Lights of any of its representations, warranties, covenants, or agreements set forth in this Agreement.

(b)

Direxion (solely out of the Target Fund’s assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund, Northern Lights, and Northern Lights’ Trustees and officers  (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities, and expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which any Acquiring Fund Indemnified Person(s) may become subject, insofar as any such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund or Direxion of any of its representations, warranties, covenants, or agreements set forth in this Agreement.

(c)

Gemini agrees to provide Direxion’s Trustees with tail insurance (i.e., liability insurance that extends beyond the end of the policy period of a liability insurance policy written on a claims-made basis) in connection with the Reorganization, for a two-year period following the Closing Date, to indemnify each of those Trustees to the extent that they would have been subject to indemnification under the Declaration with respect to any matters relating to the Target Fund.

ARTICLE V

CONDITIONS PRECEDENT TO DIREXION’S OBLIGATIONS

The obligations of Direxion, on the Target Fund’s behalf, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Northern Lights, on the Acquiring Fund’s behalf, of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

5.1

All representations, covenants, and warranties of Northern Lights and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  Northern Lights shall have delivered to Direxion at the Closing a certificate executed in the name of Northern Lights, on the Acquiring Fund’s behalf, by Northern Lights’ President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Direxion and dated as of the Closing Date, to such effect and as to such other matters as Direxion shall reasonably request;

5.2

Direxion shall have received on the Closing Date an opinion from Alston & Bird LLP, counsel to Northern Lights, dated as of the Closing Date, in a form reasonably satisfactory to Direxion, covering the following points:

(a)

Northern Lights is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge based solely on a telephone conversation with a member of the SEC staff, such registration with the SEC is in full force and effect;

(b)

In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund existing on or before the effective date of the Registration Statement or Prospectus/Proxy Statement or the Closing Date) that are required to be described in the Registration Statement or Prospectus/Proxy Statement or to be filed as exhibits to the Registration Statement or Prospectus/Proxy Statement that are not described or filed as required; and

(c)

No consent, approval, authorization, or order of any court or governmental authority of the United States is required for the consummation by Northern Lights and the Acquiring Fund of the transactions contemplated in this Agreement, except such as have been obtained and are in full force and effect.

Such counsel shall also advise Direxion that they were not engaged by Northern Lights to give substantive attention, in the form of legal consultation or representation, to any action or proceeding pending before any court, governmental agency, or arbitrator or overtly threatened in writing, against Northern Lights with respect to the Acquiring Fund that seeks to enjoin the performance or affect the enforceability of this Agreement or the consummation of the transactions hereunder or, except as disclosed to Direxion, seeks damages from the Acquiring Fund in excess of $1 million.

In this paragraph 5.2, references to the Prospectus/Proxy Statement include and relate to only the text of the Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein;

5.3

The Registration Statement has been declared effective by the SEC;

5.4

As of the Closing Date there shall have been no material change in the investment objective, policies, and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings, and sales load amounts of the Acquiring Fund described in the Prospectus/Proxy Statement or Registration Statement;

5.5

Before the Closing, Northern Lights’ Board shall have authorized the issuance of, and Northern Lights shall have issued, one Acquiring Fund Share (“Initial Share”) to Gemini or an affiliate thereof, in consideration of the payment of $10.00 (or other amount such Board determines), to take whatever action it may be required to take as the Acquired Fund’s sole shareholder pursuant to paragraph 5.6; and

5.6

Northern Lights, on the Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by Northern Lights’ Board and, to the extent required by law (as interpreted by SEC staff positions), by its trustees who are Independent Trustees thereof and by Gemini or its affiliate as the Acquiring Fund’s sole shareholder.

ARTICLE VI

CONDITIONS PRECEDENT TO NORTHERN LIGHTS’S OBLIGATIONS

The obligations of Northern Lights, on the Acquiring Fund’s behalf, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Direxion, on the Target Fund’s behalf, of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

6.1

All representations, covenants, and warranties of Direxion and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  Direxion shall have delivered to Northern Lights at the Closing a certificate executed in the name of Direxion, on the Target Fund’s behalf, by Direxion’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Northern Lights and dated as of the Closing Date, to such effect and as to such other matters as Northern Lights shall reasonably request;

6.2

Northern Lights shall have received on the Closing Date an opinion from K&L Gates LLP, counsel to Direxion, dated as of the Closing Date, in a form reasonably satisfactory to Northern Lights, covering the following points:

(a)

Direxion is registered with the SEC as an investment company under the 1940 Act, and, to such counsel’s knowledge based solely on a telephone conversation with a member of the SEC staff, such registration with the SEC is in full force and effect;

(b)

In the ordinary course of such counsel’s representation of the Target Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Target Fund existing on or before the effective date of the Registration Statement or Prospectus/Proxy Statement or the Closing Date) that are required to be described in the Registration Statement or Prospectus/Proxy Statement or to be filed as exhibits to the Registration Statement or Prospectus/Proxy Statement that are not described or filed as required; and

(c)

No consent, approval, authorization, or order of any court or governmental authority of the United States is required for the consummation by Direxion and the Target Fund of the transactions contemplated in this Agreement, except such as have been obtained and are in full force and effect.

Such counsel shall also advise Northern Lights that they were not engaged by Direxion to give substantive attention, in the form of legal consultation or representation, to any action or proceeding pending before any court, governmental agency, or arbitrator or overtly threatened in writing, against Direxion with respect to the Target Fund that seeks to enjoin the performance or affect the enforceability of this Agreement or the consummation of the transactions hereunder or, except as disclosed to Northern Lights, seeks damages from the Target Fund in excess of $1 million;

6.3

Direxion shall have delivered to Northern Lights a statement of the Target Fund’s known assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Direxion; and

6.4

Direxion shall have furnished to Northern Lights a certificate, signed by Direxion’s President or Vice-President and Treasurer or any Assistant Treasurer, as to the Target Fund’s adjusted tax basis in the securities delivered to the Acquiring Fund pursuant to this Agreement.

ARTICLE VII

FURTHER CONDITIONS PRECEDENT TO THE INVESTMENT COMPANIES’ OBLIGATIONS

If any condition set forth below is not satisfied on or before the Closing Date, either Investment Company shall, at its option, in a written notice to the other Investment Company delivered by the Effective Time, not be required to consummate the transactions contemplated in this Agreement:

7.1

This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with Massachusetts law and the provisions of the Declaration and Direxion’s By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to Northern Lights.  Notwithstanding anything herein to the contrary, neither Investment Company may waive the conditions set forth in this paragraph 7.1;

7.2

On the Closing Date, the SEC shall not have issued an unfavorable report under section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated in this Agreement under section 25(c) of the 1940 Act.  Furthermore, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

7.3

All required consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Funds, provided that either Investment Company may waive any conditions set forth in this paragraph 7.3 for itself;

7.4

The Registration Statement and Prospectus/Proxy Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the Investment Companies, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act; and

7.5

The Investment Companies shall have received a favorable opinion of Alston & Bird LLP (“Counsel”) dated as of the Closing Date, in a form reasonably satisfactory to each of them, as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in Articles V, VI, and VII, may treat them and the Investment Companies’ representations and warranties in Article III as representations and warranties made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”).  The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

(a)

The transfer of all of the Assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities (followed by the distribution of those Acquiring Fund Shares to the Target Fund Shareholders and the termination of the Target Fund) will constitute a “reorganization” (as defined in section 368(a)), and each Fund will be a “party to a reorganization” within the meaning of section 368(b);

(b)

No gain or loss will be recognized by the Acquiring Fund on the receipt of the Assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities;

(c)

No gain or loss will be recognized by the Target Fund on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities or on the distribution (whether actual or constructive) of those Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares;

(d)

No gain or loss will be recognized by any Target Fund Shareholder on the exchange of its Target Fund Shares for Acquiring Fund Shares in the Reorganization;

(e)

The aggregate tax basis in the Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund Shares exchanged therefor by such shareholder.  The holding period of the Acquiring Fund Shares to be received by each Target Fund Shareholder will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided the Target Fund Shares are held as capital assets as of the Effective Time;

(f)

The Acquiring Fund’s tax basis in each Asset will be the same as the Target Fund’s tax basis therein immediately prior to the Reorganization.  The Acquiring Fund’s holding period for each Asset will include the period during which the Asset was held by the Target Fund;

(g)

For purposes of section 381 of the Code, the Acquiring Fund will be treated as if there had been no reorganization. Accordingly, the Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Funds as if there had been no reorganization, and the part of the Target Fund’s taxable year before the Reorganization will be included in the Acquiring Fund’s taxable year after the Reorganization; and

(h)

Notwithstanding clauses (b) and (f), such opinion may state that no opinion is expressed as to the Reorganization’s effect on each Fund or the Target Fund’s shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The Tax Opinion shall be based on customary assumptions, and the Investment Companies shall cooperate to make and certify the accuracy of the Representations.  Notwithstanding anything herein to the contrary, neither Investment Company may waive the condition set forth in this paragraph 7.5.

ARTICLE VIII

EXPENSES

Except as otherwise provided for herein, Advisors Preferred and Gemini, or in either case an affiliate thereof, separately or together, shall bear, in such respective proportions as they agree, all expenses of the Reorganization, but only if those expenses are Reorganization Expenses.  Such expenses include (a) expenses associated with the preparation and filing of the Prospectus/Proxy Statement, (b) postage, (c) printing, (d) accounting fees, (e) audit and legal fees, including reasonable fees and disbursements for the Reorganization of Direxion’s counsel and counsel of Direxion’s Independent Trustees, (f) solicitation costs in connection with the Reorganization, and (g) any costs associated with meetings of Direxion’s Board of Trustees relating to the Reorganization.  Each of Advisors Preferred and Gemini or in either case an affiliate thereof, jointly and severally, shall remain liable for the expenses it has agreed to bear, regardless of whether the Reorganization is consummated, and this Article VIII shall survive the Closing and any termination of this Agreement.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE IX

ENTIRE AGREEMENT; SURVIVAL

9.1

Northern Lights, on behalf of the Acquiring Fund, and Direxion, on behalf of the Target Fund, agree that neither Investment Company has made to the other Investment Company any representation, warranty, and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

9.2

The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including the indemnification obligations under paragraph 4.7, shall survive the consummation of the Reorganization.  The covenants to be performed after the Closing Date, and the obligations of Northern Lights, on the Acquiring Fund’s behalf, shall continue in effect beyond the consummation of the Reorganization.

ARTICLE X

TERMINATION

10.1

This Agreement may be terminated by the mutual agreement of Northern Lights and Direxion.  In addition, either Northern Lights or Direxion may at its option terminate this Agreement on or prior to the Closing Date due to:

(a)

A breach by the other of any representation, warranty, or agreement contained herein to be performed as of or prior to the Effective Time, if not cured within 30 days after being given notice thereof;

(b)

A condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)

A determination by the party’s Board that the consummation of the transactions contemplated herein is not in its best interest and the giving of notice thereof to the other parties hereto.

10.2

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either Fund, either Investment Company, or the respective Trustees or officers to the other Investment Company or its Trustees or officers, but Article VIII shall continue to apply.

ARTICLE XI

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed on in writing by the authorized officers of the Investment Companies; provided, however, that following the meeting of the Target Fund’s shareholders pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing any provisions hereof to the detriment of such shareholders.

ARTICLE XII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

12.1

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.2

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

12.3

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.4

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer on or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.5

It is expressly agreed that the obligations of Northern Lights hereunder shall not be binding on any of its Trustees, shareholders, officers, agents, or employees personally but shall bind only the trust property of the Acquiring Fund, as provided in the Trust Agreement.  The execution and delivery of this Agreement have been authorized by the Trustees of Northern Lights on behalf of the Acquiring Fund and signed by authorized officers of Northern Lights, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Acquiring Fund as provided in the Trust Agreement.

12.6

It is expressly agreed that the obligations of Direxion hereunder shall not be binding on any of its Trustees, shareholders, officers, agents, or employees personally but shall bind only the trust property of the Target Fund, as provided in the Declaration.  The execution and delivery of this Agreement have been authorized by the Trustees of Direxion on behalf of the Target Fund and signed by authorized officers of Direxion, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Target Fund as provided in the Declaration.

ARTICLE XIII

CONFIDENTIALITY

13.1

Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of a Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by an Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), such records and/or information may be disclosed as so approved.

[signatures on following page]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

DIREXION FUNDS, on behalf of each Target Fund listed on Schedule A

By:

Name:

_________________

Title:

President

NORTHERN LIGHTS FUND TRUST II, on behalf of each Acquiring Fund listed on Schedule A

By:

Name:

__________________

Title:

President

ADVISORS PREFERRED LLC, with respect to Article VIII only

By:

Name:

__________________

Title:

President

GEMINI FUND SERVICES, LLC, with respect to Article VIII only

By:

Name:

__________________

Title:

President

Schedule A

Direxion Funds (Target Funds)	To be Reorganized into	Northern Lights Fund Trust II (Acquiring Funds)
Spectrum Equity Opportunity Fund	è	Hundredfold Select Equity Fund
Spectrum Global Perspective Fund	è	Hundredfold Select Global Fund
Spectrum Select Alternative Fund	è	Hundredfold Select Alternative Fund

APPENDIX B

Investment Objective and Principal Investment Strategies of the Acquiring Funds and Related Principal Risks

Hundredfold Select Alternative Fund

Portfolio Investment Strategy. The Sub-adviser actively manages the Select Alternative Fund’s portfolio to invest in any combination of equity and fixed-income securities based on market conditions and trends and the Sub-adviser’s expectations and assessment of risks. (The term “Alternative” in the Fund’s name simply refers to the fact that the Sub-adviser may choose from among many investment alternatives.) Within these securities, the Sub-adviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions, directly or indirectly through ETFs, other investment companies and, as discussed later in this section, derivatives of equity and fixed-income securities, and investing in cash or cash equivalents as a temporary defensive measure. The Sub-adviser seeks to take “long” positions in or purchase securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell securities prior to or early in downward trends in the value of such securities. There is no limit on the amount of the Select Alternative Fund’s assets that may be invested in the derivative instruments later discussed or used to cover short positions.

The Sub-adviser’s decisions are based on a variety of trading models and an analysis of the overall investment opportunities and risks among categories or sectors of equity and fixed-income securities or investment vehicles that represent pools of such securities, including major market indices, investment companies and ETFs. The Sub-adviser’s strategy does not involve fundamental research and analysis of individual securities. The Sub-adviser considers elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. The Sub-adviser may reposition the Select Alternative Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends.

 The Sub-adviser will likely engage in frequent trading of the Select Alternative Fund’s securities in an attempt to position its portfolio in line with the Sub-adviser’s expectations for market trends. In addition, the Sub-adviser will employ leveraged investment techniques that allow the Select Alternative Fund to increase its exposure to the market during times when the Sub-adviser anticipates a strong market trend. The Sub-adviser also may employ hedging strategies designed to reduce volatility and risk.

Although the Select Alternative Fund may invest directly in equity and fixed-income securities, it will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, primarily including futures contracts, swap agreements, ETFs and other investment companies. The Select Alternative Fund also may invest in options contracts, options on futures contracts and financial instruments in baskets of equity or fixed income securities.

The Select Alternative Fund’s direct investments may include the following equity and fixed-income securities in any combination that the Sub-adviser believes appropriate:

•

High-yield bonds (“Junk Bonds”)

•

U.S. Treasury bonds and notes;

•

U.S. government-sponsored enterprises;

•

U.S. dollar-denominated corporate obligations;

•

Mortgage and asset-backed securities;

•

Corporate bonds and notes and asset-backed securities;

•

Zero-coupon bonds;

•

Commercial paper and other money market instruments;

•

Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries;

•

Common stocks;

•

Preferred stocks; and

•

Convertible securities.

The Select Alternative Fund invests in fixed-income securities without any restriction on maturity or creditworthiness, which could range from government securities to Junk Bonds, which are debt securities rated below investment grade. With respect to the Select Alternative Fund’s investments in fixed-income securities, the Sub-adviser will lengthen and shorten the average dollar weighted maturity of the portfolio and make shifts in quality and sector distribution, according to the Sub-adviser’s expectations for the future course of interest rates and the then-prevailing price and yield levels in the fixed-income market. The Select Alternative Fund invests in equity securities without consideration to any specific sector or market capitalization range.

Consistent with its investment strategy for temporary defensive purposes, up to 100% of the Select Alternative Fund’s assets may be invested in cash or cash equivalents. To earn income on available cash, a large portion or all of the assets of the Select Alternative Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. As a result of investing in cash and cash equivalents, the Select Alternative Fund may not achieve its investment objective.

The Select Alternative Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Hundredfold Select Global Fund

Portfolio Investment Strategy. The Sub-adviser actively manages the Global Fund’s portfolio by attempting to anticipate, and respond to, trends in markets in various countries and regions around the world, including emerging markets.  The Fund will invest in at least three different countries, and it will invest, under normal market conditions, at least 40% of its net assets outside the U.S. The Sub-adviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions in domestic and international securities, and investing in cash or cash equivalents as a temporary defensive measure. The Sub-adviser seeks to take “long” positions in domestic or international securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell such securities prior to or early in downward trends in the value of such securities.

The Sub-adviser considers elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. As a result, the Sub-adviser may reposition the Global Fund’s portfolio in response to market movements in an attempt to participate in a developing trend. The Sub-adviser also may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends in order to minimize the loss of capital appreciation that would occur with a “buy and hold” investment strategy. The Sub-adviser will likely engage in frequent trading of the Global Fund’s securities in an attempt to position its portfolio in line with the Sub-adviser’s expectations for market trends. In addition, the Sub-adviser employs leveraged investment techniques that allow the Global Fund to gain greater exposure to target securities.

The Sub-adviser analyzes the overall investment opportunities and risks among issuers in various countries, regions and market sectors of foreign securities or investment vehicles that represent pools of foreign securities, such as major market indices and ETFs. The Sub-adviser’s strategy does not involve fundamental research and analysis of individual equity securities.

Although the Global Fund may invest in domestic equity and debt securities, it primarily invests in international equity and debt securities, including Junk Bonds. In addition, the Global Fund may invest in foreign currencies. The Global Fund generally invests in such international equity and debt securities and foreign currencies indirectly through securities that invest in or are a derivative of international equity securities, primarily including futures contracts, swap agreements, ETFs and other investment companies. The Global Fund also may invest in options contracts, options on future contracts and financial instruments consisting of interest in baskets of international equity securities

The Global Fund may also invest directly in foreign currencies and individual foreign securities or indirectly through ADRs. The Global Fund primarily invests in developed and emerging countries in Europe, the Far East, the Middle East, Africa, Australia and Latin America. In addition, the Global Fund may invest in international equity securities representing any market capitalization, investment style, market sector or industry.

The Global Fund is not meant to provide diversified exposure to international securities. The Global Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Consistent with its investment strategy, up to 100% of the Global Fund’s assets may be invested in cash or cash equivalents. To earn income on available cash, a large portion or all of the assets of the Global Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. As a result of investing in cash and cash equivalents, the Global Fund may not achieve its investment objective.

Hundredfold Select Equity Fund

Portfolio Investment Strategy. The Sub-adviser actively manages the Equity Fund’s portfolio by attempting to anticipate, and respond to, trends in equity securities. The Sub-adviser will employ an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions of equity securities, and investing in cash or cash equivalents as a temporary defensive measure. The Sub-adviser seeks to take “long” positions in or purchase equity securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell equity securities prior to or early in downward trends in the value of such securities. When the Sub-adviser believes it appropriate, the Sub-adviser will employ leveraged investment techniques that allow the Equity Fund to gain greater exposure to its target investments.

The Sub-adviser will consider elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. The Sub-adviser’s strategy does not involve fundamental research and analysis of individual equity securities. The Sub-adviser will analyze the overall investment opportunities and risks among categories or sectors of equity securities or investment vehicles that represent pools of equity securities, such as major market indices and ETFs. As a result, the Sub-adviser may reposition the Equity Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends. The Sub-adviser will likely engage in frequent trading of the Equity Fund’s securities in an attempt to position its portfolio in line with the Sub-adviser’s expectations for market trends.

Under normal market conditions, the Equity Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities or derivatives of such securities. At times, for temporary defensive purposes, up to 100% of the Equity Fund’s portfolio may be invested in cash or cash equivalents. Although the Equity Fund may invest directly in equity securities, it may also invest in such securities indirectly through securities that invest in or are a derivative of equity securities, primarily including futures contracts, swap agreements, ETFs and other investment companies. Equity securities include common stocks, ADRs, preferred stock, convertible stock, warrants, and rights. The Equity Fund also may invest in options contracts, options on futures contracts, and financial instruments consisting of interests in baskets of equity securities.

The Equity Fund invests in equity securities of any market capitalization, investment style, market sector or industry. The Equity Fund also seeks exposure to securities of foreign issuers.

The Equity Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Consistent with its investment strategy for temporary defensive purposes, up to 100% of the Equity Fund’s assets may be invested in cash or cash equivalents. To earn income on available cash, a large portion or all of the assets of the Equity Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. As a result of investing in cash and cash equivalents, the Equity Fund may not achieve its investment objective.

PRINCIPAL RISK FACTORS

An investment in any of the Acquiring Funds entails risk. The Acquiring Funds could lose money, or their performance could trail that of other investment alternatives. Neither Hundredfold nor Advisors Preferred can guarantee that the Acquiring Funds will achieve their objectives. In addition, the Acquiring Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Acquiring Funds. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Acquiring Funds. The table below provides the principal risks of investing in the Acquiring Funds. Following the table, each risk is explained.

	Hundredfold Select Alternative Fund	Hundredfold Select Global Fund	Hundredfold Select Equity Fund
Aggressive Investment Techniques Risk	X	X	X
Asset-Backed Securities Risk	X
Counterparty Risk	X	X	X
Credit Risk	X	X
Depositary Risk	X	X	X
Derivatives Risk	X	X	X
Emerging Markets Risk	X	X	X
Equity Securities Risk	X	X	X
Foreign Securities Risk	X	X	X
High Portfolio Turnover Risk	X	X	X
High Yield Securities Risk	X	X
Holding Cash Risk	X	X	X
Interest Rate Risk	X
Leverage Risk	X	X	X
Non-Diversification Risk	X	X	X
Other Investment Companies and ETFs Risk	X	X	X
Prepayment Risk	X
Shorting Securities Risk	X	X	X
Small and Mid-Capitalization Companies Risk	X	X	X
Sub-adviser’s Investment Strategy Risk	X	X	X
Tax Risk	X	X	X

 Aggressive Investment Techniques Risk

The Acquiring Funds use investment techniques that may be considered aggressive, including investments in derivatives. Risks associated with derivative instruments such as futures contracts, swap agreements and options on securities, securities indices and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Asset-Backed Securities Risk

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Select Alternative Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Counterparty Risk

The Acquiring Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to, total return, index, interest rate, and credit default swap agreements, and structured notes. The Acquiring Funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Acquiring Funds will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Acquiring Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Acquiring Funds may enter into swap agreements with a limited number of counterparties, and certain of the Acquiring Funds may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Risk

A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. A Fund could also lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Depositary Receipt Risk

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”). While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk

The Acquiring Funds may invest long or short in derivatives, such as futures and swaps. Derivatives are instruments that derive their value from an underlying investment or group of investments. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correlate with the price movements of underlying securities or indices. As a result, the use of derivatives may expose the Acquiring Funds to risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may not be a liquid market for a Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. Accordingly, the use of derivatives may result in large losses or smaller gains than otherwise would be the case. In addition, some derivative instruments are subject to counterparty risk.

Emerging Markets Risk

Investments in emerging markets instruments involve all of the risks of investing in foreign instruments; however these risks are generally heightened because emerging markets are in the initial stages of industrialization and have lower per capita income. Emerging markets are generally more volatile than the markets of developed countries with more mature economies. Emerging markets often provide significantly higher or lower rates of return than developed markets and carry significantly more risks to investors.

Equity Securities Risk

A Fund may invest in publicly issued equity securities, including common stocks. Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which a Fund invests will cause the NAV of the Fund to fluctuate.

Foreign Securities Risk

Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

High Portfolio Turnover Risk

A Fund’s aggressive investment strategy has resulted in significant portfolio turnover far in excess of a typical mutual fund. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders from distributions to them of net gains realized on the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. See the Financial Highlights for the Acquiring Funds’ portfolio turnover rates.

High-Yield Securities Risk

A Fund may invest in high-yield securities. Investments in securities rated below investment grade or “junk bonds” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High yield securities may have speculative characteristics. Additionally, due to the greater number of considerations involved in the selection of the fund’s securities, the achievement of the fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Holding Cash Risk

One of the Fund’s strategies is to hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. This usually occurs when broad markets are declining rapidly. The purpose of this strategy is to protect principal in falling markets. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and that the Fund will not be able to sell stocks quickly enough to avoid losses, or to reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Leverage Risk

Each Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Acquiring Funds and makes them more volatile. The leveraged investment techniques that the Acquiring Funds employ could cause investors in the Acquiring Funds to lose more money in adverse environments.

Non-Diversification Risk

Each Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Acquiring Funds are non-diversified, their NAVs and total returns may fluctuate more or fall further in times of weaker markets than a diversified mutual fund.

Other Investment Companies and ETFs Risk

Investments in the securities of other investment companies and ETFs, may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Prepayment Risk

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Shorting Securities Risk

A Fund may, from time to time, establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indices. In general, when a Fund shorts securities, it borrows the securities from a broker and sells the borrowed securities. The Fund is obligated to deliver to the broker securities that are identical to the securities sold short and will be subject to the risk of loss, which may be significant, in the event that the market value of the securities sold short plus related transaction costs exceeds the proceeds to the Fund from the short sale. A short sale involves the theoretically unlimited risk of an increase in the market price of the security, basket of securities or index sold short which, except in the case of a short sale “against the box,” would result in a theoretically unlimited loss. As a consequence, the Fund will lose value if and when the prices of particular securities, baskets of securities or indexes rises — a result that is the opposite from traditional equity mutual funds. The holder of a short position is responsible for paying the dividends and interest accruing on the short position. Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

Small and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Sub-adviser’s Investment Strategy Risk

The principal risk of investing in a Fund is that Hundredfold’s investment strategy will not be successful. While the Sub-adviser seeks to take advantage of investment opportunities for a Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund. The Sub-adviser will aggressively change a Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Sub-adviser’s investment strategy will enable a Fund to achieve its investment objective.

Tax Risk

The Acquiring Funds' short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of the Acquiring Funds' securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Acquiring Funds' shareholders.  The Acquiring Funds’ use of such transactions may result in a Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

APPENDIX C

INFORMATION APPLICABLE TO THE ACQUIRING FUNDS

MANAGEMENT OF THE ACQUIRING FUNDS AND OTHER ARRANGEMENTS WITH SERVICE PROVIDERS

Investment Adviser and Sub-adviser

Advisors Preferred, LLC (“Advisors Preferred”) acts as investment adviser to each of the Acquiring Funds. It is located at 1445 Research Boulevard, #530, Rockville, MD 20850.

Advisors Preferred has retained Hundredfold Advisors, LLC, 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, to serve as sub-adviser to the Acquiring Funds (“Hundredfold” or the “Sub-adviser”). Through its ownership of the Sub-adviser, Simply Distribute Charitable Foundation, a not-for-profit foundation, controls Hundredfold and was created as a charitable foundation. Mr. Ralph Doudera and Ms. Mary Collins are trustees of the foundation. In addition, as managing members of Hundredfold, both Mr. Doudera and Ms. Collins control the Sub-adviser.

Under an Investment Advisory Agreement (“Advisory Agreement”) between NLFT II, on behalf of the Acquiring Funds, and Advisors Preferred; Advisors Preferred provides a continuous investment program for an Acquiring Fund’s assets in accordance with its investment objective, policies and limitations, and oversees the day-to-day operations of an Acquiring Fund, subject to the supervision of the Trustees. Advisors Preferred bears all costs associated with providing these advisory services. NLFT II bears all other expenses that are not assumed by Advisors Preferred as described in the Prospectus. NLFT II also is liable for nonrecurring expenses as may arise, including litigation to which an Acquiring Fund may be a party. NLFT II also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Acquiring Fund pays Advisors Preferred at an annual rate of 1.00% based on its average daily net assets.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Advisors Preferred and Hundredfold, Hundredfold, subject to direction by Advisors Preferred and the NLFT II Board, provides investment advice and portfolio management services to the Acquiring Funds for a fee payable by Advisors Preferred. An investment team from Hundredfold will manage the Acquiring Funds’ assets, under the supervision of Advisors Preferred. Under the Subadvisory Agreement, Hundredfold directs, through Advisors Preferred, the allocation of Acquiring Fund assets among various baskets of securities, created by Hundredfold. Then, Advisors Preferred implements Hundredfold’s investment decisions for each Acquiring Fund by placing all brokerage orders for the purchase and sale of those securities. For the investment subadvisory services provided to the Acquiring Funds, Advisors Preferred pays Hundredfold 0.40% for assets under management of less than $40 million, 0.60% for assets under management between $40 million and $100 million, 0.70% for assets under management between $100 million and $150 million, 0.75% for assets under management between $150 million and $200 million, and 0.80% for assets under management if greater than $200 million.

Portfolio Manager

Ralph J. Doudera will serve as portfolio manager of the Acquiring Funds and has served in that capacity with the Acquired Funds since the inception of the Acquired Funds.

The Acquiring Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed and their ownership securities.

Administrator, Transfer Agent and Fund Accountant

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 450 Wireless Blvd, Hauppauge, New York 11788 (the “Administrator”), acts as administrator, transfer agent and fund accountant for the Acquiring Funds, subject to the supervision of the NLFT II Board.   GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor, as defined below.  GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

Under the Administration Service Agreement, NLFT II has agreed to pay Gemini 0.45% on each Acquiring Fund’s assets up to $100 million, 0.40% on assets from $100 million to $250 million, 0.35% on assets from $250 million to $500 million, and 0.30% on assets from $500 million to $1 billion for all operational services, including but not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services and custody fees, but excluding management and distribution fees (“Operating Services Fee”).

Distributor

NLFT II has entered into a Distribution Agreement (the “Distribution Agreement”) with Ceros Financial Services, Inc. (the “Distributor”) pursuant to which the Distributor acts as the Acquiring Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of the Acquiring Funds’ shares.  The offering of the Acquiring Funds’ shares is continuous.  The Distributor is a registered broker-dealer and member of FINRA.

HOW TO BUY SHARES OF THE ACQUIRING FUNDS

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of an Acquiring Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of an Acquiring Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, an Acquiring Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the advisor in accordance with procedures approved by the NLFT II Board and evaluated by the NLFT II Board as to the reliability of the fair value method used.  In these cases, the Acquiring Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

An Acquiring Fund may use independent pricing services to assist in calculating the value of the Acquiring Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Acquiring Fund. Because the Acquiring Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of an Acquiring Fund's portfolio securities may change on days when you may not be able to buy or sell Acquiring Fund shares.  In computing the NAV, each Acquiring Fund values foreign securities held by it at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in an Acquiring Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Acquiring Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Acquiring Fund calculates its NAV, the advisor or subadvisor may need to price the security using the Acquiring Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of an Acquiring Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Acquiring Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of an Acquiring Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Acquiring Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Rule 12b-1 Fees

Each Acquiring Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Acquiring Fund may pay the Acquiring Funds’ distributor an annual fee for distribution and shareholder servicing expenses up to 1.00% of the Acquiring Fund’s average daily net assets attributable to Service Class shares.

The Acquiring Fund's’ distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of an Acquiring Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

The Acquiring Fund's distributor, its affiliates, and the Acquiring Fund's advisor may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Acquiring Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Acquiring Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Acquiring Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

How to Purchase Shares of the Acquiring Funds

You may invest in the Service Class of the Acquiring Funds through traditional investment accounts, IRAs (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans or other products available from your Financial Advisor. Applications and descriptions of any service fees for retirement or other accounts are available from your Financial Advisor. In addition, the Acquiring Funds may allow for purchases through an Automatic Investment Plan.

Shares of the Acquiring Funds have not been registered for sale outside of the United States. The Acquiring Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

You may purchase shares of the Acquiring Funds by sending a completed application form to the following address:

Regular/Express/Overnight Mail

Hundredfold Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Acquiring Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Acquiring Fund in verifying your identity. Until such verification is made, the Acquiring Fund may temporarily limit additional share purchases. In addition, the Acquiring Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Acquiring Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers

 You may invest in the Acquiring Fund through brokers or agents who have entered into selling agreements with the Acquiring Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Acquiring Fund. The Acquiring Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Acquiring Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Acquiring Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to make an investment in an Acquiring Fund, please call the Acquiring Funds at 1-855-582-8006 for wiring instructions and to notify the Acquiring Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Acquiring Funds will normally accept wired funds for investment on the day received if they are received by the Acquiring Funds' designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

 You may participate in the Acquiring Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in an Acquiring Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 ($1000 – subsequent investment purchases. See above) on specified days of each month into your established Fund account. Please contact the Acquiring Funds at1-855-582-8006 for more information about the Acquiring Funds' Automatic Investment Plan.

Minimum Investment. The minimum initial and subsequent investments set forth below may be invested in as many of the Acquiring Funds as you wish. However, you must invest at least $1,000 in any one of the Acquiring Funds. For example, if you decide to invest $25,000 in all three of the Acquiring Funds, you may allocate your initial investment as $15,000, $9,000 and $1,000.

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$5,000	$500
Retirement Accounts	$1,000	$0

The Adviser may waive these minimum requirements at its discretion. Contact your Financial Advisor for further information.

The Acquiring Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the applicable Acquiring Fund. The Acquiring Funds will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Acquiring Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Acquiring Funds’ transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by an Acquiring Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed

 All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after an Acquiring Fund receives your application or request in good order. All requests received in good order by the Acquiring Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order

When making a purchase request, make sure your request is in good order.

"Good order" means your purchase request includes:

•

the name of the applicable Acquiring Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the " the applicable Acquiring Fund –

Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include (1) the name of the Acquiring Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Account Application that is sent to the Acquiring Funds’ transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Retirement Plans

You may purchase shares of any Acquiring Fund for your individual retirement plans. Please call the Acquiring Funds at 1-855-582-8006 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

 How to Exchange Shares of the Acquiring Funds

 You may exchange Service Class shares of each Acquiring Fund for shares of any other Acquiring Fund at the next determined NAV after receipt of your order in good form without any charges.

Exchanging Shares Purchased Through Your Financial Advisor. If your shares of the Acquiring Funds were purchased through your Financial Advisor, initiate your exchange order by contacting your Financial Advisor.

 Your Financial Advisor is responsible for placing orders promptly with the Acquiring Funds. Financial Advisors may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each Financial Advisor also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your Financial Advisor’s rules and procedures, you should contact your Financial Advisor directly.

How to Redeem Shares of the Acquiring Funds

Redeeming Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail

Hundredfold Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Redemptions by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Acquiring Fund and instruct it to remove this privilege from your account.  The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-582-8006.  The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Acquiring Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Acquiring Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Acquiring Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Acquiring Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker

 If shares of the Acquiring Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Acquiring Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire

You may request that your redemption proceeds be wired directly to your bank account. The Acquiring Funds' transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan

 If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in an Acquiring Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from an Acquiring Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Acquiring Fund at  1-855-582-8006 for more information about the Acquiring Fund's Automatic Withdrawal Plan.

Redemptions in Kind

The Acquiring Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of the Acquiring Fund’s assets. The securities will be chosen by the Acquiring Fund and valued at the Acquiring Fund's net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent

Once an Acquiring Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Acquiring Funds with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Acquiring Funds;

•

you request that a redemption be mailed to an address other than that on record with the Acquiring Funds;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Acquiring Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,000 for non-qualified accounts, the Acquiring Fund may notify you that, unless the account is brought up to at least $2,000 within 30 days of the notice, your account could be closed.  After the notice period, the Acquiring Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,000 due to a decline in NAV.

Special Situations: There are certain times when you may be unable to sell Service Class shares of an Acquiring Fund or proceeds may be delayed.  This may occur during emergencies, unusual market conditions or when an Acquiring Fund cannot determine the value of its assets or sell its holdings.  The Acquiring Funds reserve the right to reject any purchase order or suspend offering of their shares.  Generally, an Acquiring Fund may reject a purchase if it is disruptive to the efficient management of the Fund.  The Acquiring Funds may also refuse purchase requests from individuals or groups who have not been approved by the Acquiring Funds’ Sub-advisor.

Financial Intermediaries: Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Acquiring Funds of such trade or trades before 4:00 p.m. Eastern time.  In particular, financial intermediaries that transact in shares of the Acquiring Funds through the Acquiring Fundserv must, in many cases, notify the Acquiring Funds of trades before placing them in the Fundserv system.  In the event that a financial intermediary transacts in shares of the Acquiring Funds through the Fundserv system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good order.   In practice, this means that a confirmation from a financial intermediary is not binding on the Acquiring Funds.  In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Acquiring Funds shall have a right to a return of proceeds.  Cancellation of a trade is processed at the NAV at which the trade was originally received and is completed as soon as practical, ordinarily the next business day.  Please contact your financial intermediary to determine how it processes transactions in shares of the Acquiring Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Acquiring Funds discourage and do not accommodate market timing. Frequent trading into and out of the Acquiring Funds can harm all Fund shareholders by disrupting the Acquiring Funds’ investment strategies, increasing Acquiring Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Acquiring Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the NLFT II Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Acquiring Fund investments as their financial needs or circumstances change. The Acquiring Funds currently use several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Acquiring Funds’ "Market Timing Trading Policy;"

•

Reject or limit specific purchase requests; and

•

Reject purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Acquiring Funds seek to make judgments and applications that are consistent with the interests of the Acquiring Funds’ shareholders.

Based on the frequency of redemptions in your account, the advisor, sub-advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to an Acquiring Fund as described in the Acquiring Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into an Acquiring Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Acquiring Fund.

The Acquiring Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Acquiring Funds nor the advisor or subadvisor will be liable for any losses resulting from rejected purchase orders. The advisor or subadvisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with a Acquiring Fund.

Although the Acquiring Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Acquiring Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Acquiring Funds.  While the Acquiring Funds will encourage financial intermediaries to apply the Acquiring Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Acquiring Funds, the Acquiring Funds are limited in their ability to monitor the trading activity or enforce the Acquiring Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Acquiring Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Acquiring Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Acquiring Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Acquiring Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Acquiring Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Acquiring Funds upon request. If the Acquiring Funds or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Acquiring Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND OTHER DISTRIBUTIONS

When you redeem or exchange your Acquiring Fund shares, you may realize a taxable gain or loss (unless you are a tax-exempt investor or your investment is in a qualified retirement account). .  This is measured by the difference between the proceeds of the redemption or exchange and the tax basis for the shares you disposed of  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Acquiring Fund.)

The Acquiring Funds intend to distribute substantially all of their net investment income and net capital gains annually in December.  Dividends from net investment income and any excess of net short-term capital gain over net long-term capital loss are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Acquiring Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or other distributions declared in October, November or December will be taxed to shareholders as if received on December 31 if they are paid during the following January.  Each year the Acquiring Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans generally are exempt from federal income taxation, and beneficiaries thereof and not taxed until retirement proceeds are paid out to them.

On the account application, you will be asked to certify that your social security number or other taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Acquiring Funds to withhold 28% of any dividend, redemption or exchange proceeds.  The Acquiring Funds reserve the right to reject any application that does not include a certified social security or other taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Acquiring Funds are required to withhold taxes if a taxpayer identification number is not delivered to the Acquiring Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Acquiring Funds or their investments. This general summary is based on the Code, the federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning shares of the Acquiring Funds.

Householding. To reduce expenses, the Acquiring Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Acquiring Fund at 1-855-582-8006 on days the Acquiring Fund is open for business or contact your financial institution.  The Acquiring Fund will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS INFORMATION

A description of the Acquiring Funds’ policies and procedures with respect to the disclosure of each Acquiring Fund’s portfolio securities is available in the Statement of Additional Information. Disclosure of each Acquiring Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

MASTER/FEEDER OPTION

An Acquiring Fund may in the future operate under a master/feeder structure. This means that an Acquiring Fund would be a “feeder” fund that attempts to meet its objective by investing all its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Advisors Preferred in substantially the same manner as the Acquiring Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Acquiring Funds without seeking shareholder approval. However, the Trustees’ approval will be given only if the investments in the master fund(s) is (are) in the best interests of each Acquiring Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your Acquiring Fund.

APPENDIX D

Comparison of Organizational Documents

As a series of the Direxion Funds, a Massachusetts business trust, each Acquired Fund is subject to the provisions of the Direxion Funds’ Declaration of Trust, as amended, and Bylaws. As a series of Northern Lights Fund Trust II, a Delaware statutory trust, each Acquiring Fund is subject to the provisions of NLFT II’s Agreement and Declaration of Trust and Bylaws. For convenience, declarations of trust and bylaws shall be referred to below generally as “Charter Documents.” The provisions of the Direxion Funds’ and NLFT II’s Charter Documents generally are similar, but differ in some respects.

The following are summaries of a number of the significant differences between the Direxion Funds’ and NLFT II’s Charter Documents. For additional information regarding all of the differences, shareholders should refer directly to the Charter Documents, copies of which may be obtained by contacting the applicable Fund at its address or toll-free telephone number listed on the cover of this Prospectus/Proxy Statement.

Comparison of the Direxion Funds’ Charter Documents to NLFT II’s Charter Documents.

Removal of Trustees. The Direxion Funds’ Declaration of Trust provides that any Trustee may be removed at any time (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal shall become effective, or (ii) at any special meeting of Shareholders by a vote of shareholders holding not less than two-thirds of all outstanding shares of Direxion Funds. The NLFT II Declaration of Trust provides that a Trustee may be removed at any time, with or without cause, by a majority of the Trustees then in office at a duly constituted meeting.

Filings. The Direxion Funds’ Declaration of Trust provides that a copy of the Declaration of Trust and of each amendment hereto shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts and any other governmental office where such filing may from time to time be required. The NLFT II Declaration of Trust does not have a similar provision.

Election of Officers. The Direxion Funds’ Bylaws provide that the Trustees shall annually elect a president, treasurer, and secretary, who shall serve until their successors are chosen and qualified. The NLFT II Bylaws provide for the Board of Trustees to appoint the Trust’s officers, who shall each serve at the pleasure of the NLFT II Board, subject to the rights, if any, of an officer under any contract of employment, although the Board may empower the president to appoint certain subordinate officers.

Shareholder Meetings. The NLFT II Charter Documents provide that meetings of the Shareholders of the Trust or a Series may be called by the Board of Trustees, Chairman of the Board or the President of the Trust for any lawful purpose. Special meetings of the Shareholders of the Trust or any Series shall be called by the Board of Trustees, Chairman or President upon the written request of Shareholders owning at least one third of the outstanding Shares entitled to vote. The Direxion Funds’ Declaration of Trust provides that special meetings of the Shareholders may be called by the Trustees and may be held at the principal office of the Trust or such other place as the Trustees may designate. Special meetings also shall be called by the Trustees for the purpose of removing one or more Trustees upon the written request for such a meeting by Shareholders owning at least 10% of the outstanding Shares entitled to vote.

Record Dates. NLFT II’s Declaration of Trust provides that for purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than 180 days nor less than 7 days before the date of any such meeting. If the Board of Trustees does not so fix a record date, the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day which is 5 business days next preceding to the day on which the meeting is held.

The record date for determining Shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action or the 75th day before the date of such other action, whichever is later. NLFT II’s Declaration of Trust also provides that, for the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution.

The Direxion Funds’ Declaration of Trust provides that the Trustees may close the stock transfer books of the Trust for a period not exceeding 60 days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding 60 days preceding the date of any meeting of Shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid. The Direxion Funds’ Declaration of Trust also provides that the Trustees need not set a new record date when a Shareholder meeting is adjourned to achieve a quorum and reconvened more than 60 days after the record date for that meeting.

Shareholder Voting Rights. NLFT II’s Declaration of Trust Provides that the Shareholders shall have power to vote only (i) for the election of Trustees; (ii) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the Commission; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable. The Direxion Funds’ Declaration of Trust provides that Shareholders shall have power to vote: (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any investment advisory agreement, (iv) with respect to the amendment of the Declaration of Trust (v) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring any derivative or class action on behalf of any other Series or Class of the Trust, and (vi) with respect to such additional matters relating to the Trust as may be required or authorized by law, by the Declaration of Trust, the Bylaws of the Trust, or any registration statement of the Trust with the Commission or any state, as the Trustees may consider desirable.

Shareholder Liability. Both Direxion Funds’ Declaration of Trust and NLFT II’s Declaration of Trust disclaim personal liability for shareholders for any claims against the Trust or any series or class of shares, and provide that a shareholder or former shareholder held to be personally liable solely by reason his or her being or having been a shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, out of the assets of the appropriate series of the Trust. The Direxion Funds’ Declaration of Trust further provides that the Trust shall, upon request by a shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Trustee Liability and Indemnification. The NLFT II Charter Documents and the Direxion Funds’ Declaration of Trust contain substantially similar indemnification obligations and procedures for Trustees and officers of the Trust. In addition, the NLFT II Bylaws also provide a similar indemnification to agents of the Trust.

Trustees’ Plenary Powers and Powers with Respect to Amendments. Trustees of both Direxion Funds and NLFT II are responsible for managing the business of the Trusts and have all powers necessary or convenient to carry out that responsibility.

Both the NLFT II Declaration of Trust and the Direxion Funds’ Declaration of Trust may generally be restated and/or amended at any time by the Trustees. For NLFT II, an instrument in writing signed by a majority of the then Board of Trustees is required, and the Direxion Funds require a majority vote by the Trustees. Both the NLFT II Declaration of Trust and the Direxion Funds’ Declaration of Trust provide that, if a Shareholders’ vote is required for approval of such amendment (as is the case for certain amendments which have the effect of materially decreasing the rights of Shareholders), a majority of votes cast at a Shareholders’ meeting shall be required for approval.

Involuntary Redemptions. The NLFT II Declaration of Trust provides that the Board of Trustees may, from time to time, without the vote or consent of the Shareholders, and subject to the 1940 Act, redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established by the Board of Trustees. The Direxion Funds’ Declaration of Trust, in contrast, only provides that the Trustees may require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

Amendments to Bylaws. Both the Direxion Funds’ Bylaws and the NLFT II Bylaws provide that they may be amended or repealed by the Board of Trustees. The NLFT II Bylaws also provide that they may be amended or repealed by the affirmative vote or written consent of two-thirds of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration of Trust or the By-Laws.

APPENDIX E

Capitalization

The following tables set forth the existing capitalization (unaudited) of each of the Acquired Funds as of February 28, 2011, and the pro forma combined capitalization each of the Acquiring Funds as of February 28, 2011 as if the reorganization had occurred on that date.  If approved by shareholders, each of the Acquired Funds will be reorganized into its corresponding Acquiring Fund, a newly organized shell series.

The Acquired Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Spectrum Select Alternative Fund	$57,210,150	2,480,879	$23.08
Spectrum Global Perspective Fund	$43,546,562	2,161,638	$20.15
Spectrum Equity Opportunity Fund	$17,603,547	821,474	$21.43

The Acquiring Fund (Pro Forma Surviving Fund)	Net Assets	Shares Outstanding	Net Asset Value Per Share
Hundredfold Select Alternative Fund	$57,210,150	2,480,879	$23.08
Hundredfold Select Global Fund	$43,546,562	2,161,638	$20.15
Hundredfold Select Equity Fund	$17,603,547	821,474	$21.43

SPECTRUM SELECT ALTERNATIVE FUND

SPECTRUM GLOBAL PERSPECTIVE FUND

SPECTRUM EQUITY OPPORTUNITY FUND

 (EACH A SERIES OF DIREXION FUNDS)

(SERVICE CLASS)

33 Whitehall Street, 10th Floor
New York, New York 10004

Telephone (800) 851-0511

To reorganize into:

HUNDREDFOLD SELECT ALTERNATIVE FUND

HUNDREDFOLD SELECT GLOBAL FUND

HUNDREDFOLD SELECT EQUITY FUND

 (EACH A SERIES OF NORTHERN LIGHTS FUND TRUST II)

(SERVICE CLASS)

Advisors Preferred

1445 Research Blvd, Suite 530,

Rockville, MD 20850

Telephone (240) 223-1998

STATEMENT OF ADDITIONAL INFORMATION

Dated September 2, 2011

(Special Meeting of Shareholders of Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund)

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus and Proxy Statement dated September  2, 2011 (“Prospectus/Proxy Statement”) for the special meeting of shareholders of Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”) to be held on September 30, 2011 (the “Meeting”).  Copies of the Prospectus/Proxy Statement may be obtained without charge by calling the Acquired Funds at (800) 851-0511or Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund (each an “Acquiring Fund” and collectively the “Acquiring Funds”) at 1-855-582-8006. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about each of the Acquired Funds is contained in its SAI, dated December 29, 2010, which is incorporated herein by reference with respect to the Acquired Funds. The audited financial statements and related independent registered public accountant's report for the Acquired Funds contained in the Annual Report to Shareholders of Direxion Funds for the fiscal year ended August 31, 2010 and the Semi-Annual Report from each Fund to its shareholders for the period ended February 28, 2011 are also incorporated herein by reference. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

No person has been authorized to give any information or to make any representations not contained in the Prospectus/Proxy Statement or in this SAI in connection with the offering made by the Prospectus/Proxy Statement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Acquiring Funds or their distributor.  The Prospectus/Proxy Statement and this SAI do not constitute an offering by the Acquiring Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

TABLE OF CONTENTS

Section Title

Page Number

General Information

3

Investment Information

3

Investment Restrictions

4

Additional Information About Investments and Risks

5

Disclosure of Portfolio Holdings

23

Trustees and Officers

24

Principal Shareholders

30

Investment Adviser

30

Portfolio Managers

31

Other Service Providers

33

Distribution Plans

35

Code of Ethics

37

Proxy Voting Policy

37

Portfolio Turnover

37

Portfolio Transactions and Brokerage

38

Purchase and Redemption of Shares

39

Dividends, Other Distributions and Taxes

40

Financial Statements

45

GENERAL INFORMATION

The shareholders of Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund (collectively, the “Acquired Funds”) are being asked to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) between Direxion Funds (on behalf of each of the Acquired Funds) and Northern Lights Fund Trust II (“NLFT II”) (on behalf of each of its newly created series named Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund (collectively the “Acquiring Funds”)) and the transactions contemplated thereby. A form of the Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement. The Plan of Reorganization contemplates certain transactions, including: (a) the transfer of all assets of an Acquired Fund to, and the assumption of all liabilities of the Acquired Fund by, the corresponding Acquiring Fund in exchange solely for shares of the corresponding Acquiring Fund; and (b) the distribution of shares of the Acquiring Funds pro rata to shareholders of the Acquired Fund (each such reorganization a “Proposed Reorganization” and collectively the “Proposed Reorganizations”).

The Special Meeting of Shareholders of each of the Acquired Funds to consider the Plan of Reorganization and the related transactions will be held at the offices of Direxion Funds, 33 Whitehall Street, 10th Floor, New York, New York 10004, on September 30, 2011, at 10:00 a.m. Eastern Time. For further information about the transaction, see the Prospectus/Proxy Statement.

Advisors Preferred, LLC (“Advisors Preferred” or the “Adviser”), will act as investment adviser to the Acquiring Funds.

NLFT II will not issue share certificates. All shares will be held in non-certificate form registered on the books of NLFT II and NLFT II’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the board of trustees of NLFT II (the “NLFT II Board”) may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of NLFT II not readily identifiable as belonging to a particular series are allocated by or under the direction of the NLFT II Board in such manner as the NLFT II Board determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by NLFT II without his or her express consent.

The Acquiring Funds offers one class of shares: Service Class Shares. The NLFT II Board may classify and reclassify the shares of Acquiring Funds into additional classes of shares at a future date.

INVESTMENT INFORMATION

Each of the Acquiring Funds will be a diversified series of NLFT II, a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. NLFT II was formed on August 26, 2010. NLFT II filed an amendment to its registration statement with the SEC for the purpose of registering the Acquiring Funds, however, it is not yet effective.  It is anticipated that the Acquiring Fund’s registration statement will become effective prior to the Closing Date.

The  following  information  supplements  the  discussion  in  the Prospectus/Proxy  Statement of the investment  objective,  policies,  and limitations of the Acquiring Funds. The investment objective and, unless otherwise specified, the investment policies and limitations of each Acquiring Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the NLFT II Board without shareholder approval.  The fundamental investment policies and limitations of the Acquiring Fund may not be changed without the approval of the lesser of:

(1)

67% of the total units of beneficial interest (“shares”) of an Acquiring Fund represented at a meeting at which more than 50% of the outstanding Acquiring Fund shares are represented; or

(2)

a majority of the outstanding shares of an Acquiring Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

INVESTMENT RESTRICTIONS

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time an Acquiring Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

 An Acquiring Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Acquiring Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Acquiring Fund’s investment objective; policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2. Underwrite securities of any other issuer.

3. Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any “senior security” (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except: (1) that the Acquiring Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Acquiring Fund may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Acquiring Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Acquiring Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Acquiring Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Acquiring Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Acquiring Funds have adopted the following fundamental investment policy that enables them to invest in another investment company or series thereof:

Notwithstanding any other limitation, an Acquiring Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Acquiring Fund. For this purpose, “all of an Acquiring Fund’s investable assets” means that the only investment securities that will be held by the Acquiring Fund will be the Acquiring Fund’s interest in the investment company.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Hundredfold Select Alternative Fund will primarily invest in a combination of equity and fixed-income securities, either directly or indirectly in such securities or through exchange-traded funds (“ETFs”), other investment companies and derivative instruments. Hundredfold Select Global Fund will primarily invest in international equity and debt securities, including debt securities rated below investment grade, commonly referred to as “junk bonds.” Hundredfold Select Equity Fund, under normal market conditions, will invest 80% of its net assets (plus any borrowings for investment purposes) in equity securities or derivatives of such securities. Each Acquiring Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Acquiring Funds will result in the achievement of their objectives.

Unless restricted by the fundamental policies of an Acquiring Fund, the following policies supplement the investment objective and policies of the Acquiring Funds as set forth in the Prospectus. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It also may result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Acquiring Funds.

American Depositary Receipts (“ADRs”)

The Acquiring Funds may invest in ADRs and sell ADRs short. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Acquiring Funds.

Asset-Backed Securities

The Acquiring Funds may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Acquiring Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Acquiring Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely an Acquiring Fund’s ability to resell when it deems advisable to do so.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Acquiring Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s 500 Composite Stock IndexTM (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

The Acquiring Funds may invest in investment grade corporate debt securities. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that an Acquiring Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks. The Acquiring Funds may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Acquiring Funds may invest in convertible securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, the Acquiring Funds may invest in the lowest credit rating category.

Preferred Stock. The Acquiring Funds may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Acquiring Funds may invest in the lowest credit rating category.

Warrants and Rights. The Acquiring Funds may purchase warrants and rights, which are instruments that permit an Acquiring Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

The Acquiring Funds may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of an Acquiring Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

The Acquiring Funds may purchase and hold illiquid investments. The Acquiring Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the NLFT II Board or Advisors Preferred, the Acquiring Funds’ investment adviser, has determined under NLFT II Board-approved guidelines are liquid. The Acquiring Funds do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Acquiring Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the NLFT II Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by an Acquiring Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that an Acquiring Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

An Acquiring Fund may not be able to sell illiquid investments when Advisors Preferred or Hundredfold Advisers LLC, (“Hundredfold” or “Sub-adviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. (Collectively, Advisers Preferred and Hundredfold are referred to herein as “Advisers” in certain circumstances.) In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by an Acquiring Fund, however, could affect adversely the marketability of such portfolio securities and an Acquiring Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

The Acquiring Funds may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

The Acquiring Funds may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”). SPDRs® represent ownership in the SPDR Trust Series 1, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the S&P 500® Index and whose shares trade on the American Stock Exchange® (“AMEX®”). The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index. SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Acquiring Funds may invest in DIAMONDS®. DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS® Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average® (“DJIA®”). The DIAMONDS® Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®. The DIAMONDS® Trust’s shares trade on the AMEX®. An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS® Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

The Acquiring Funds may invest in NASDAQ-100 Index Tracking Stock®, often referred to as QQQQs®. QQQQs® represent ownership in the NASDAQ-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® (“NASDAQ-100®”) and whose shares trade on the AMEX®. The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®. QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in indexed securities, such as SPDRs®, DIAMONDS® and QQQQs®, are considered investments in other investment companies discussed below.

The Acquiring Funds may invest, instead of or in addition to these indexed securities, in shares of alternate ETFs tracking the same market indices or other market indices within the same general market.

Junk Bonds

The Acquiring Funds may invest in lower-rated debt securities of any maturity, often called “Junk Bonds.”

“Junk Bonds,” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt securities generally is thinner and less active than that for higher quality securities, which may limit the Acquiring Funds’ ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae® or “GNMA”), Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. An Acquiring Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. An Acquiring Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Acquiring Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Acquiring Fund invested in such securities wishing to sell them may find it difficult to find a buyer for such securities, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that an Acquiring Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Options, Futures and Other Strategies

General. An Acquiring Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of an Acquiring Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, an Acquiring Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisers may utilize these opportunities to the extent that they are consistent with an Acquiring Fund’s investment objective and permitted by an Acquiring Fund’s investment limitations and applicable regulatory authorities. The Acquiring Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Advisers may still not result in a successful transaction. The Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, an Acquiring Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If an Acquiring Fund was unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair an Acquiring Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that an Acquiring Fund sell a portfolio security at a disadvantageous time. An Acquiring Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to an Acquiring Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by an Acquiring Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose an Acquiring Fund to an obligation to another party. The Acquiring Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. An Acquiring Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of an Acquiring Fund’s assets to cover or accounts could impede portfolio management or an Acquiring Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, an Acquiring Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, an Acquiring Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, an Acquiring Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, an Acquiring Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by an Acquiring Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

An Acquiring Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, an Acquiring Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, an Acquiring Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit an Acquiring Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between an Acquiring Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when an Acquiring Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Acquiring Fund as well as the loss of any expected benefit of the transaction.

An Acquiring Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Acquiring Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, an Acquiring Fund might be unable to close out an OTC option position at any time prior to its expiration.

If an Acquiring Fund were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by an Acquiring Fund could cause material losses because the Acquiring Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Advisors Preferred are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that an Acquiring Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When an Acquiring Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Acquiring Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for the point of such difference. When an Acquiring Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When an Acquiring Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon an Acquiring Fund’s exercise of the put, to deliver to the Acquiring Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When an Acquiring Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Acquiring Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If an Acquiring Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Acquiring Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows an Acquiring Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When an Acquiring Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If an Acquiring Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When an Acquiring Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether an Acquiring Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of an Acquiring Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. An Acquiring Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract an Acquiring Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to an Acquiring Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, an Acquiring Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of an Acquiring Fund’s obligations to or from a futures commission merchant. When an Acquiring Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when an Acquiring Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If an Acquiring Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If an Acquiring Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. An Acquiring Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, an Acquiring Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. An Acquiring Fund may purchase and write options in combination with each other. For example, an Acquiring Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

The Acquiring Funds may invest in the securities of other investment companies to the extent permitted under the 1940 Act and relevant SEC guidelines or rules. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Acquiring Funds become a shareholder of that investment company. As a result, Acquiring Fund shareholders indirectly will bear the Acquiring Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Acquiring Fund shareholders directly bear in connection with the Acquiring Funds’ own operations.

Each Acquiring Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes an Acquiring Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Acquiring Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Acquiring Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by an Acquiring Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Acquiring Fund and all affiliated persons of the Acquiring Fund; and (ii) the Acquiring Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If an Acquiring Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Acquiring Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Acquiring Fund, the Acquiring Fund will either seek instruction from the Acquiring Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Acquiring Fund proportionate to the vote of all other holders of such security. In addition, an investment company purchased by the Acquiring Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Repurchase Agreements

An Acquiring Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, an Acquiring Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during an Acquiring Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. An Acquiring Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

An Acquiring Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Acquiring Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Acquiring Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Acquiring Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, the Acquiring Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited.

Reverse Repurchase Agreements

The Acquiring Funds may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, an Acquiring Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time an Acquiring Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by an Acquiring Fund may decline below the price of the securities the Acquiring Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce an Acquiring Fund’s obligation to repurchase the securities. During that time, an Acquiring Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of an Acquiring Fund’s limitation on borrowing.

Short Sales

The Acquiring Funds may engage in short sale transactions under which an Acquiring Fund sells a security it does not own. To complete such a transaction, an Acquiring Fund must borrow the security to make delivery to the buyer. An Acquiring Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Acquiring Fund. Until the security is replaced, the Acquiring Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until an Acquiring Fund closes its short position or replaces the borrowed stock, the Acquiring Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Acquiring Fund’s short position.

Swap Agreements

The Acquiring Funds may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by an Acquiring Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, an Acquiring Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, an Acquiring Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of an Acquiring Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. An Acquiring Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of an Acquiring Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for an Acquiring Fund’s illiquid investment limitations. An Acquiring Fund will not enter into any swap agreement unless Advisors Preferred or the Sub-adviser believes that the other party to the transaction is creditworthy. An Acquiring Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

An Acquiring Fund may enter into a swap agreement in circumstances where Advisors Preferred or the Sub-adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Acquiring Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. An Acquiring Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to an Acquiring Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by an Acquiring Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Advisors Preferred, under the supervision of the NLFT II Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

The Acquiring Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of an Acquiring Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Acquiring Fund’s portfolio investments in these securities.

Zero-Coupon Securities

 The Acquiring Funds may invest in zero-coupon bonds of any rating or maturity.

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the Acquiring Funds may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause an Acquiring Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Other Investment Risks and Practices

Borrowing. The Acquiring Funds may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in an Acquiring Fund’s NAV and on its investments. Although the principal of such borrowings will be fixed, an Acquiring Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for an Acquiring Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest an Acquiring Fund will have to pay, the Acquiring Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of an Acquiring Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

An Acquiring Fund may borrow money to facilitate management of the Acquiring Fund’s portfolio by enabling the Acquiring Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid promptly.

As required by the 1940 Act, an Acquiring Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, an Acquiring Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, an Acquiring Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. An Acquiring Fund may pledge portfolio securities as Advisors Preferred deems appropriate in connection with any borrowings.

 Lending Portfolio Securities. An Acquiring Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from an Acquiring Fund by depositing any combination of short-term government securities and cash as collateral with an Acquiring Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While an Acquiring Fund’s portfolio securities are on loan, the Acquiring Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. An Acquiring Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four-business days’ notice or by the borrower on one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. The Acquiring Funds currently have no intention of lending their portfolio securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

NLFT II maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Acquiring Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Acquiring Funds’ shareholders. In adopting the policies, the NLFT II Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Acquiring Funds. Disclosure of an Acquiring Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating an Acquiring Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of an Acquiring Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, the Acquiring Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, the Acquiring Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Acquiring Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, the Acquiring Funds’ service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Acquiring Funds. In no event shall the Adviser, its affiliates or employees, or the Acquiring Funds receive any direct or indirect compensation in connection with the disclosure of information about the Acquiring Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Acquiring Funds’ shareholders and Advisors Preferred, the Sub-adviser, the distributor and their affiliates or employees and any affiliated person of the Acquiring Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

Additions to List of Approved Recipients

Each Acquiring Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of such Acquiring Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall an Acquiring Fund, Advisors Preferred or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Acquiring Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

NLFT II’s Chief Compliance Officer will report periodically to the NLFT II Board with respect to compliance with each Acquiring Fund’s portfolio holdings disclosure procedures, and from time to time will provide the NLFT II Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that NLFT II’s policies on disclosure of portfolio holdings will protect the Acquiring Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

TRUSTEES AND OFFICERS

The NLFT II Board manages the business and affairs of NLFT II and appoints or elects officers responsible for the day-to-day operations of NLFT II and the execution of policies established by NLFT II Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The trustees who are not “interested persons” (for regulatory purposes) of NLFT II or an adviser or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full NLFT II Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the adviser, the performance of Acquiring Fund, the adviser’s costs and the profitability of the agreements to the adviser, ancillary benefits to the adviser or their affiliates in connection with its relationship to Acquiring Fund and the amount of fees charged in comparison to those of other investment companies.

The Audit Committee consists of the Independent Trustees of NLFT II. The primary function of the Audit Committee is to assist the full NLFT II Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full NLFT II Board, reviews the independence of the independent auditors, reviews the adequacy of Acquiring Fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full NLFT II Board.

The term of office for each trustee is for the duration of NLFT II or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Charles Hobson Dry Age: 72	Trustee since May 2011	Founder and President, Government Procurement Solutions, LLC (government consulting firm), Native Gaming Solutions, LLC (gaming consulting firm), American Gateway, LLC (transportation development and consulting company), Native American Personnel Services, LLC (staffing firm), Oklahoma BioFuels, Inc.	5	Board of Aviation at the University of Oklahoma
Anthony H. Lewis Age: 64	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	5	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (magnet manufacturer)
Keith Rhoades Age: 63	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	5
Randy Skalla Age: 49	Trustee since May 2011	President, L5 Enterprises, Inc. (financial services company) since 2001.	5	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** Age: 38	Trustee Since May 2011

Assistant Secretary to Northern Lights Fund Trust since 2011; Director and Secretary of Constellation Trust Company since 2004; Assistant Secretary of Gemcom, LLC (financial printer) since 2004; Assistant Secretary and Manager of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Assistant Secretary of Gemini Fund Services, LLC (since 2003); General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (RIA services company) (transportation development and consulting company) since 2001.

5
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since May 2011

President and Manager, Gemini Fund Services, LLC since 2006, formerly Senior Vice President and Director of Administration from 2001 to 2005; formerly Manager, Northern Lights Compliance Services, LLC from 2006 to 2008; Manager since 2006 and President since 2004, GemCom LLC.

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since May 2011

Administration, Gemini Fund Services, LLC since 2006; Vice President, Fund Administration, Gemini Fund Services, LLC 2004 to 2006; Vice-President, GemCom, LLC since 2004; Senior Fund Administrator, Gemini Fund Services, LLC from 2001 to 2004.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since May 2011

Director of Fund Administration, Gemini Fund Services, LLC since 2006; Vice President, Fund Administration, Gemini Fund Services, LLC from 2004 to 2006; Vice-President, GemCom, LLC since 2004; Senior Fund Administrator, Gemini Fund Services, LLC 2001-2004.

			N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Assistant Treasurer Since May 2011	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since May 2011	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, from 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 33	Assistant Treasurer Since May 2011	Manager of Fund Administration, Gemini Fund Services, LLC since 2008; Senior Fund Administrator, Gemini Fund Services, LLC from 2005 to 2008.	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since May 2011

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC since 2010, Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (financial service company) from 2003 to 2010.

			N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Chief Compliance Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC since 2003; In-house Counsel, The Dreyfus Funds from 1999 to 2003.

			N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of NLFT II as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Acquiring Funds’ Administrator, Fund Accountant, and Transfer Agent).

Board Leadership Structure.

NLFT II is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (Northern Lights Fund Trust II’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC.  The NLFT II Board is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to NLFT II, the Independent Trustees will meet in executive session, at least quarterly.  Under NLFT II's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of NLFT II policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, NLFT II believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  NLFT II believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full NLFT II Board, provide effective leadership that is in the best interests of NLFT II, its funds and each shareholder.

Board Risk Oversight.

The NLFT II Board is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The NLFT II Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the NLFT II Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, NFLT II believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Nielsen has over 10 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate.  Charles Hobson Dry, a business consultant with over thirty years experience specializing in Native American Tribal business/economic and casino development and over fifty years engineering experience with NASA, received a Bachelor of Science degree from Murray State College and advanced degrees from UCLA, Los Angeles, and the University of Houston.   Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of LF Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. Northern Lights II does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The NLFT II Board has established four standing committees – the Audit Committee, the Compensation Committee, the Nominating Committee and the Valuation Committee.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the NLFT II Board’s oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the NLFT II Board because of his experience, qualifications, attributes and/or skills as set forth above.  The NLFT II Board reviews its leadership structure regularly.  The NLFT II Board believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of NLFT II, the advisers of the funds that comprise NLFT II and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact NLFT II as a whole as well as the funds individually.  The NLFT II Board believes that the orderly and efficient flow of information and the ability of the NLFT II Board to bring each Trustee’s experience and skills to bear in overseeing NLFT II’s operations is important given the characteristics and circumstances of NLFT II, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise NLFT II; the variety of asset classes that those funds reflect; the net assets of NLFT II; the committee structure of NLFT II; and the independent distribution arrangements of each of NLFT II’s series.  For these reasons, the NLFT II Board believes that its leadership structure is appropriate.

The NLFT II Board’s role is one of oversight rather than day-to-day management of any of NLFT II’s series. NLFT II’s Audit Committee assists with this oversight function.  The NLFT II Board’s oversight extends to NLFT II’s risk management processes.  Those processes are overseen by NLFT II officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the NLFT II Board on a variety of matters at board meetings.

Investment advisers managing NLFT II’s series report to the NLFT II Board, on a regular and as-needed basis, on actual and possible risks affecting NLFT II’s series.  These investment advisers report to the NLFT II Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact NLFT II’s series.

The NLFT II Board has appointed the CCO, who reports directly to the NLFT II Board and who participates in its regular meetings.  In addition, the CCO presents an annual report to the NLFT II Board in accordance with NLFT II’s compliance policies and procedures.  The CCO, together with NLFT II’s Treasurer and Secretary, regularly discusses risk issues affecting NLFT II and its series during NLFT II Board meetings.  The CCO also provides updates to the NLFT II Board on the operation of NLFT II’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of NLFT II report to the NLFT II Board in the event that any material risk issues arise in between board meetings.

Trustee Ownership of Fund Shares

As of June 30, 2011, no Trustee or officer of NLFT II beneficially owned shares of the Acquired Fund or any series of NLFT II.

Furthermore, neither the Trustees who are not “interested” persons of NLFT II, nor members of their immediate family, own securities beneficially, or of record, in Advisors Preferred, the Acquiring Funds’ distributor or any of its affiliates.  Accordingly, neither the Trustees who are not “interested” persons of NLFT II or members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in Advisors Preferred, the Acquiring Funds’ distributor or any of its affiliates.

Board Committees

Audit Committee.  NLFT II has an Audit Committee, which is comprised of the independent members of the NLFT II Board. The Audit Committee reviews financial statements and other audit-related matters for the Acquiring Funds.  The Audit Committee also holds discussions with management and with the Acquiring Funds’ independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee.  NLFT II has a Nominating Committee, which is comprised of the independent members of the NLFT II Board. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary

Valuation Committee.  NLFT II has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Acquiring Fund securities and other investments; and (2) as required, when the NLFT II Board is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the NLFT II Board.  The Valuation Committee is currently comprised of Kevin Wolf, Emile Molineaux and Andrew Rogers.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Because NLFT II only recently commenced operations, none of the Trustees received a fee for the Acquired Fund’s   fiscal year ended February 28, 2011.  However, for their service as Trustees, each Independent Trustee will received a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. Interested Trustees do not receive any compensation for their service as Trustees. NLFT II does not have a bonus, profit sharing, pension or retirement plan.

PRINCIPAL SHAREHOLDERS

Persons controlling a fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a fund’s fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a fund (or a class of shares of a fund) may be deemed to control the fund (or class of the fund). Because the Acquiring Funds are not yet effective, there are no shareholders of record.

INVESTMENT ADVISER

Investment Adviser and Sub-adviser

Advisors Preferred, LLC (“Advisors Preferred”) acts as investment adviser to each of the Acquiring Funds and is located at 1445 Research Boulevard, #530, Rockville, MD 20850.  Advisors Preferred is a wholly-owned subsidiary of Ceros Financial Services, Inc., the distributor for the Funds.

Under an Investment Advisory Agreement (“Advisory Agreement”) between NLFT II, on behalf of the Acquiring Funds, and Advisors Preferred; Advisors Preferred provides a continuous investment program for an Acquiring Fund’s assets in accordance with its investment objective, policies and limitations, and oversees the day-to-day operations of an Acquiring Fund, subject to the supervision of the Trustees. Advisors Preferred bears all costs associated with providing these advisory services. NLFT II bears all other expenses that are not assumed by Advisors Preferred as described in the Prospectus. NLFT II also is liable for nonrecurring expenses as may arise, including litigation to which an Acquiring Fund may be a party. NLFT II also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Acquiring Fund pays Advisors Preferred at an annual rate of 1.00% based on its average daily net assets.

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Advisors Preferred LLC, as sole shareholder of the Acquiring Funds, in compliance with the 1940 Act. The Advisory Agreement continues in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to each Acquiring Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Advisors Preferred or NLFT II, and (2) by the majority vote of either the full NLFT II Board or the vote of a majority of the outstanding shares of an Acquiring Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60-day written notice either by NLFT II or Advisors Preferred.

Advisors Preferred has retained Hundredfold Advisors, LLC, 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, to serve as sub-adviser to the Acquiring Funds (“Hundredfold” or the “Sub-adviser”). Through its ownership of the Sub-adviser, Simply Distribute Charitable Foundation, a not-for-profit foundation, controls Hundredfold and was created as a charitable foundation. Mr. Ralph Doudera and Ms. Mary Collins are trustees of the foundation. In addition, as managing members of Hundredfold, both Mr. Doudera and Ms. Collins control the Sub-adviser.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Advisors Preferred and Hundredfold, Hundredfold, subject to direction by Advisors Preferred and the NLFT II Board, provides investment advice and portfolio management services to the Acquiring Funds for a fee payable by Advisors Preferred. An investment team from Hundredfold will manage the Acquiring Funds’ assets, under the supervision of Advisors Preferred. Under the Subadvisory Agreement, Hundredfold directs, through Advisors Preferred, the allocation of Acquiring Fund assets among various baskets of securities, created by Hundredfold. Then, Advisors Preferred implements Hundredfold’s investment decisions for each Acquiring Fund by placing all brokerage orders for the purchase and sale of those securities. For the investment subadvisory services provided to the Acquiring Funds, Advisors Preferred pays Hundredfold 0.40% for assets under management of less than $40 million, 0.60% for assets under management between $40 million and $100 million, 0.70% for assets under management between $100 million and $150 million, 0.75% for assets under management between $150 million and $200 million, and 0.80% for assets under management if greater than $200 million.

The Subadvisory Agreement was initially approved by the NLFT II Board (including all of the Trustees who are not “interested persons” of Advisors Preferred or Hundredfold, as defined under the 1940 Act) and the shareholders of the Acquiring Funds, in compliance with the 1940 Act. The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Advisors Preferred, Hundredfold or NLFT II, and by (2) the majority vote of either the full NLFT II Board or the vote of a majority of the outstanding shares of the Acquiring Funds. The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Advisors Preferred or a 90-day written notice by Hundredfold. Under the terms of the Advisory Agreement, Advisors Preferred automatically becomes responsible for the obligations of Hundredfold upon termination of the Subadvisory Agreement.

Advisors Preferred shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with NLFT II or for any losses that may be sustained in the purchase, holding or sale of any security.

Hundredfold shall not be liable to NLFT II or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Advisors Preferred or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, NLFT II, Advisors Preferred, Hundredfold and the distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of the Funds to invest in securities that may be owned by the Acquiring Funds, subject to certain restrictions.

PORTFOLIO MANAGERS

Ralph J. Doudera will serve as portfolio manager of the Acquiring Funds and has served in that capacity with the Acquired Funds since the inception of the Acquired Funds. Mr. Doudera is the founder, CEO and investment manager of Spectrum Financial Inc. (“Spectrum”), a registered investment adviser. He founded Spectrum in 1986. Prior to founding Spectrum, Mr. Doudera began his financial and estate planning career with the CIGNA Corporation where he became a Chartered Life Underwriter and a Chartered Financial Consultant. Mr. Doudera is a graduate of New Jersey Institute of Technology where he received an undergraduate degree in Mechanical Engineering (1969) and a master’s of science in Management and Finance (1972). Mr. Doudera also earned a master’s degree in Biblical studies from Regent University in 1987. In addition to the Funds, Mr. Doudera manages the other accounts set forth below. Hundredfold provided the following information regarding the other accounts managed by the Funds’ portfolio manager, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of May 31, 2011.

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts(1)	1120	$231,897,354	0	0

(1)	Mr. Doudera is also the founder, CEO and investment manager of Spectrum Financial Inc., a registered investment adviser. Mr. Doudera manages all of the above accounts for Spectrum Financial Inc.

Because the other accounts listed above invest only in mutual funds, Hundredfold and/or Spectrum Financial Inc. have not identified any material conflicts between the Funds and other accounts managed by Mr. Doudera. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts. Hundredfold’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Advisors Preferred. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of May 31, 2011, Mr. Doudera is not compensated for his position as portfolio manager to the Acquired Funds or Acquiring Funds. All of Mr. Doudera’s services are donated to Hundredfold.

Set forth below are the dollar ranges of securities of the Acquired Funds beneficially owned by the portfolio manager as of May 31, 2011.

Dollar Range of Equity Securities in the
Fund	Funds
Select Alternative Fund	$2,822,640
Select Global Fund	$1,018,469
Select Equity Fund	$1,373,342

Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of NLFT II, which delegate the responsibility for voting proxies of securities held by the Acquiring Funds to Advisors Preferred and responsibility for voting proxies of securities held by the Acquiring Funds to Advisors Preferred, subject to the Board’s continuing oversight. The Policies require that the Advisors Preferred vote proxies received in a manner consistent with the best interests of the Acquiring Funds and its shareholders.  The Policies also require Advisors Preferred to present to the Board, at least annually, Advisors Preferred’s Proxy Policies and a record of each proxy voted by Advisors Preferred on behalf of the Acquiring Funds, including a report on the resolution of all proxies identified by Advisors Preferred as involving a conflict of interest.  A copy of the Advisors Preferred’s Proxy Voting Policies is attached hereto as an Appendix.

More information.  Information regarding how the Acquiring Funds voted proxies relating to portfolio securities held by the Acquiring Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-855-582-8006; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Acquiring Fund's proxy voting policies and procedures are also available by calling 1-855-582-8006 and will be sent within three business days of receipt of a request.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting, Transfer Agent

Pursuant to a Fund Services Agreement (the “Services Agreement”), Gemini Fund Services, LLC (“GFS”), 450 Wireless Blvd, Hauppauge, New York 11788 (the “Administrator”), acts as administrator for the Acquiring Funds.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to the Services Agreement with the Acquiring Funds, GFS provides administrative services to the Acquiring Funds, subject to the supervision of the Board. GFS may provide persons to serve as officers of the Acquiring Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Services Agreement was initially approved by the NLFT II Board at a meeting held on May 17, 2011.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the NLFT II Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the NLFT II Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Services Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Acquiring Funds; (ii) facilitating the performance of administrative and professional services to the Acquiring Funds by others, including the Acquiring Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of each Acquiring Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Acquiring Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Acquiring Funds’ shareholders and the SEC; (iv) preparing in conjunction with Acquiring Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Acquiring Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the NLFT II Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the NLFT II Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

GFS, pursuant to the Services Agreement, also provides the Acquiring Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Acquiring Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Acquiring Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances between the Acquiring Funds’ Custodian or Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Acquiring Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Acquiring Funds pursuant to the Services Agreement.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Under the Services Agreement, each Acquiring Fund pays GFS an annual for all operational services (“Operating Services Fee”), including but not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services and custody fees, but excluding management and distribution fees, as follows:

Assets Under Management (calculated on a Fund by Fund basis)	Fee Amount
Up to $100 million	0.045%
$100 million to $250 million	0.040%
$250 million to $500 million	0.035%
$500 million to $1 billion	0.030%
Above $1 billion	To be Negotiated

Custodian

U.S. Bank N.A., 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, (the “Custodian”), serves as the custodian of the Acquiring Funds’ assets pursuant to a Custody Agreement by and between the Custodian and NLFT II on behalf of the Acquiring Funds.  The Custodian’s responsibilities include safeguarding and controlling the Acquiring Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Acquiring Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Acquiring Funds may employ foreign sub-custodians that are approved by the NLFT II Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  The Fund pays a compliance service fee to NLCS.

Legal Counsel

Alston & Bird LLP, 950 F Street NW, Washington, D.C. 20004 serves as NLFT II’s legal counsel.

Independent Registered Public Accounting Firm

Cohen Audit Services, Ltd., 800 Westpoint Pkwy Suite 1100, Westlake, Ohio, 44145, is the independent registered public accounting firm for NLFT II.

Distributor

NLFT II has entered into a Distribution Agreement (the “Distribution Agreement”) with Ceros Financial Services, Inc. (the “Distributor”), 1445 Research Boulevard, #530, Rockville, MD 20850, pursuant to which the Distributor acts as the Acquiring Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Acquiring Fund’s shares is continuous.  The Distributor is a registered broker-dealer and member of FINRA.  The distributor is an affiliate of Advisors Preferred, the Adviser.

DISTRIBUTION PLANS

The Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

NLFT II has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Acquiring Funds’ Service Class shares (the “Plan”) pursuant to which such class of shares of each Acquiring Fund is authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Acquiring Fund.  Under the Plan, Service Class shares of the Acquiring Funds may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 1.00% of the average net assets of its Service Class shares as compensation for the Distributor providing account maintenance and distribution services to shareholders.  Such fees are to be paid by the Acquiring Funds monthly, or at such other intervals, as the New Trust Board shall determine. Such fees shall be based upon the share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Acquiring Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the New Trust Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Acquiring Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Acquiring Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Acquiring Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Acquiring Funds and in processing purchase and redemption transactions; making the Acquiring Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Acquiring Funds as the Distributor or NLFT II, on behalf of the Acquiring Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Acquiring Funds. Advisors Preferred may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the New Trust Board, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the New Trust Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the New Trust Board and a majority of the Trustees who are not “interested persons” of NLFT II and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by NLFT II or an Acquiring Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Acquiring Funds.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Acquiring Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the New Trust Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of NLFT II will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by NLFT II or the applicable Acquiring Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of NLFT II or the Acquiring Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the New Trust Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

 The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each Fund for the fiscal year ended August 31, 2010.

12b-1 fees
Fund	incurred
Hundredfold Select Alternative Fund	$368,822
Hundredfold Global Perspective Fund	$580,214
Hundredfold Equity Opportunity Fund	$141,337

						Other
						Marketing
	Advertising	Printing			Compensation	and
	and	and	Payment to	Payment to	to Sales	Servicing
Fund	Marketing	Postage	Distributor	Dealers	Personnel	Expenses
Hundredfold Select Alternative Fund	$0	$0	$0	$368,822	$0	$ 0
Hundredfold Global Perspective Fund	$0	$0	$0	$580,214	$0	$ 0
Hundredfold Equity Opportunity Fund	$0	$0	$0	$141,337	$0	$0

CODE OF ETHICS

Advisors Preferred, Hundredfold, Northern Lights Distributors, LLC, and NLFT II have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Acquiring Funds. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Acquiring Funds, subject to the restrictions of the code. The codes are filed as exhibits to NLFT II’s registration statement.

PROXY VOTING POLICY

The NLFT II Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of NLFT II, which delegate the responsibility for voting proxies of securities held by the Acquiring Funds to Advisors Preferred and responsibility for voting proxies of securities held by the Acquiring Funds to Advisors Preferred, subject to the Board’s continuing oversight. The Policies require that Advisors Preferred vote proxies received in a manner consistent with the best interests of the Funds and their shareholders.  The Policies also require Advisors Preferred to present to the NLFT II Board, at least annually, Advisors Preferred’s Proxy Policies and a record of each proxy voted by Advisors Preferred on behalf of the Acquiring Funds, including a report on the resolution of all proxies identified by Advisors Preferred as involving a conflict of interest.  A copy of Advisors Preferred’s Proxy Voting Policies is attached hereto as an Appendix.

More information.  Information regarding how each Acquiring Fund voted proxies relating to portfolio securities held by such Acquiring Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Acquiring Funds at 1-855-582-8006 ; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of each Acquiring Fund’s proxy voting policies and procedures are also available by calling 1-855-582-8006  and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

NLFT II anticipates that each Acquiring Fund will have very high portfolio turnover due to the active management of its portfolio. An Acquiring Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of an Acquiring Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero. However, an Acquiring Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to an Acquiring Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to an Acquiring Fund’s shareholders from the Acquiring Fund’s distributions to them of any net capital gains recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect an Acquiring Fund’s after-tax performance.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the NLFT II Board, Advisors Preferred LLC and/or the Sub-adviser, as applicable, are responsible for decisions to buy and sell securities for the Acquiring Funds, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Advisors Preferred LLC expects that the Acquiring Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Acquiring Funds usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Advisors Preferred LLC considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Advisors Preferred LLC and/or Sub-adviser.

In effecting portfolio transactions for the Acquiring Funds, Advisors Preferred LLC seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Advisors Preferred LLC may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Acquiring Funds or Advisors Preferred LLC. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Acquiring Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Acquiring Funds, Advisors Preferred LLC and/or the Acquiring Funds’ Sub-adviser, as applicable, from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Advisors Preferred LLC relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Advisors Preferred LLC and/or the Acquiring Funds’ Sub-adviser may use research and services provided to it by brokers in servicing all the Acquiring Funds; however, not all such services may be used by Advisors Preferred LLC and/or the Acquiring Funds’ Sub-adviser in connection with the Acquiring Funds. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Advisors Preferred LLC and/or the Acquiring Funds’ Sub-adviser, this information and these services are of indeterminable value and would not reduce Advisors Preferred LLC investment advisory fee to be paid by the Acquiring Funds or the subadvisory fees to be paid by Advisors Preferred LLC.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

PURCHASE AND REDEMPTION OF SHARES

Orders for shares received by the Acquiring Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value (“NAV”)  per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Acquiring Funds will redeem all or any portion of a shareholder’s shares in an Acquiring Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus/Proxy Statement. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Acquiring Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Acquiring Funds may purchase shares of underlying funds which charge a redemption fee to shareholders (such as the Acquiring Funds) that redeem shares of the underlying funds within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if an Acquiring Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, such Acquiring Fund would bear such redemption fee. The Acquiring Funds will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus/Proxy Statement will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Exchanging of Shares

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by an Acquiring Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the combined Prospectus/Proxy Statement and below. Telephone requests for an exchange received by the Acquiring Funds before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

NLFT II reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, NLFT II may terminate this exchange privilege upon a 60-day notice.

Anti-Money Laundering

NLFT II has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, NLFT II’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that an Acquiring Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. NLFT II will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, NJLFT II may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or NLFT II may be required to transfer the account or proceeds of the account to a governmental agency.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Acquiring Funds or their investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are individual retirement accounts or other qualified retirement plans are generally exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in an Acquiring Fund.

Each Acquiring Fund intends to elect to be, and to qualify to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Acquiring Funds should not be subject to federal income or excise tax on their net investment income or net capital gains that are distributed to shareholders in accordance with the applicable timing requirements.  Investment company taxable income (essentially net investment income and net short-term capital gain (defined below)) and net capital gain (defined below) of the Acquiring Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gains, i.e., both long-term and short-term, of the Acquiring Funds for a fiscal year will be computed by taking into account any capital loss carryovers.

Each Acquiring Fund intends to distribute all of its net investment income, any excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gains will be made after the end of each fiscal year and no later than December 31 of each year. Both types of distributions will be reinvested in shares of the Acquiring Funds unless a shareholder elects to receive cash.

To be a regulated investment company under Subchapter M of the Code, each Acquiring Fund must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Acquiring Fund’s assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer to an amount not greater than 5% of the market value of the Acquiring Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers  that the Acquiring Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If an Acquiring Fund fails to qualify for treatment as a regulated investment company under Subchapter M in any taxable year, it will be treated as a regular corporation for federal tax purposes. Such Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of such an Acquiring Fund generally would not be liable for income tax on the Acquiring Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from such an Acquiring Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Acquiring Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Acquiring Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to such Fund during the preceding calendar year. Under ordinary circumstances, each Acquiring Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of net investment income and net short-term capital gain are taxable to shareholders as ordinary income.  Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain regardless of the length of time the Acquiring Fund shares have been held by such shareholders.

A redemption of an Acquiring Fund’s shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of net investment income and net capital gain will be taxable as described above, whether received in additional cash or reinvested in additional shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or other distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Acquiring Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their correct taxpayer identification numbers (“TIN”) and with required certifications regarding their status under the federal income tax law, or if an Acquiring Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for an Acquiring Fund, such Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Acquiring Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If an Acquiring Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of such Fund's undistributed earnings and profits (including earnings and profits arising from tax-exempt income, if any), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If an Acquiring Fund's book income is less than its taxable income, such Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by an Acquiring Fund in certain "passive foreign investment companies" ("PFICs") could subject such Fund to federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, an Acquiring Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF”), in which case such Fund will be required to include its share of the PFIC’s ordinary  income and net capital gain annually, regardless of whether it receives any distribution from the PFIC.

An Acquiring Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of such Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for an Acquiring Fund to avoid taxation. Making either of these elections therefore may require an Acquiring Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect an Acquiring Fund's total return.

Foreign Currency Transactions

An Acquiring Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by an Acquiring Fund from sources within foreign countries, and gains it realizes on foreign securities, may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of an Acquiring Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to, and will, elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by such Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by such Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 16 days during the 31-day period beginning 15 days before the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of an Acquiring Fund's taxable year whether the foreign taxes paid by such Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of an Acquiring Fund's income will flow through to shareholders of such Fund. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by an Acquiring Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though an Acquiring Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by an Acquiring Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by an Acquiring Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. An Acquiring Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by an Acquiring Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, an Acquiring Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Acquiring Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If an Acquiring Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest such Fund actually received. Such distributions may be made from the cash assets of an Acquiring Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  An Acquiring Fund may realize gains or losses from such liquidations. If an Acquiring Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend, if any, than they would in the absence of such transactions.

Shareholders of an Acquiring Fund may be subject to state and local taxes on distributions received from such Fund and on redemptions of such Fund's shares.

In February of each year the Acquiring Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Capital Loss Carryovers. As of August 31, 2010, the Acquired Funds had capital loss carryovers on a tax basis in the respective amounts, expiring in the indicated taxable years, shown below:

	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	Total
Spectrum Select Alternative Fund	$0	$0	$0	$0	$0	$0
Spectrum Select Global Fund	$0	$0	$0	$14,988,713	$1,648,038	$16,636,751
Spectrum Select Equity Fund	$0	$0	$0	$3,256,865	$0	$3,256,865

Capital Loss Utilized:	8/31/2010
Spectrum Select Alternative Fund	$3,209,391
Spectrum Select Equity Fund	1,167,325

Each Acquired Fund’s unused capital loss carryover shown above will be available to its corresponding Acquiring Fund after their Proposed Reorganization. To the extent an Acquiring Fund that succeeds to a corresponding Acquired Fund’s capital loss carryover realizes future net capital gains, those gains will be offset by the carryover(s).

Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses sustained in future taxable years will not expire and may be carried over by an Acquiring Fund without limitation (after it uses the capital loss carryovers tabulated above).  Additionally, capital losses sustained in future taxable years that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

FINANCIAL STATEMENTS

Annual Report

The audited financial statements, financial highlights, and report of independent registered public accounting firm relating to the Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund included in the Spectrum Select Alternative Fund’s, Spectrum Global Perspective Fund’s, and Spectrum Equity Opportunity Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2010, and filed electronically on Form N-CSR on October 28, 2010 (File No. 811-08243; Accession No. 0000950123-10-097178), are hereby incorporated by reference into this SAI.

Semiannual Report

The unaudited financial statements, including the notes to the financial statements, included in Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund Semiannual Report to Shareholders for the period ended February 28, 2011, filed electronically on Form N-CSR on May 5, 2011 (File No. 811-08243; Accession No. 0000950123-11-045266), are hereby incorporated by reference into this SAI.

Pro forma financial statements are not included since the Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund are reorganizing into the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select Equity Fund, respectively, which are newly created series of NLFT II and do not have assets or liabilities.

Appendix A

Description of Corporate Bond Ratings

A.	Long-Term Ratings
1.

Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)
Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;

•     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.

Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade
AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade
BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
CC	Default of some kind appears probable.
C	Default is imminent.
RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
• Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
• The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
• The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings
1.	Moody’s Investors Service
aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

C.	Short Term Ratings
1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
2.	Standard and Poor’s
A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note

Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.

Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.
Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B

 PROXY VOTING POLICY

Background:  Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy:  The Adviser will vote proxies vote proxies on behalf of its individual clients.  In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).  The Adviser’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  The Adviser will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, the Adviser’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which the Adviser votes.  The Adviser will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Proxies

1.

All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2.

The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)

A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b)

The Operations Unit will determine which of the Adviser holds the security to which the proxy relates;

(c)

Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the   general guidelines set forth below.  If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e)

If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below.  The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.

As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2

If a conflict is identified and deemed “material” by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3

With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)

Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)

Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

1.

Copies of these proxy voting policies and procedures, and any amendments thereto;

2.

A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.

A record of each vote that the Adviser casts;

4.

A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.

A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

PROXY TABULATOR

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

P.O. BOX 9112

EVERY SHAREHOLDERS VOTE IS IMPORTANT.

FARMINGDALE,  NY  11735

To  vote  by  Internet

1)  Read the Proxy Statement and have the proxy card below

at  hand.

2)  Go  to  website  www.proxyvote.com

3)  Follow  the  instructions  provided  on  the  website.

To  vote  by  Telephone

1)  Read the Proxy Statement and have the proxy card below

at  hand.

2)  Call  1-800-690-6903

3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read  the  Proxy  Statement.

2)  Check  the  appropriate  box  on  the  proxy  card  below.

3)  Sign  and  date  the  proxy  card.

4)  Return  the  proxy  card  in  the  envelope  provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M38218 - Z56368

KEEP  THIS  PORTION  FOR  YOUR  RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNEDAND DATED.

DETACH  AND  RETURN  THIS  PORTION  ONLY

For   Against    Abstain

1.     To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), between Direxion Funds,

0

0      0

on  behalf  of  each  of  the  Acquired  Funds,  and  Northern  Lights  Fund  Trust  II,  on  behalf  of  each  of  its  newly created series, Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and Hundredfold Select

Equity  Fund  (each  an  “Acquiring  Fund”  and  collectively  the  “Acquiring  Funds”),  and  the  transactions contemplated  thereby,  including  with  respect  to  each  Acquired  Fund  (a)  the  transfer  of  all  the  assets  of  the

Acquired Fund to, and the assumption of all the liabilities of the Acquired Fund by, the corresponding Acquiring

Fund  in  exchange  solely  for  shares  of  the  corresponding  Acquiring  Fund;  and  (b)  the  distribution  of  the corresponding  Acquiring  Fund  shares  pro  rata  to  shareholders  of  the  Acquired  Fund.

2.     Transaction of such other business as may properly come before the Meeting and any adjournment thereof.

NOTE:  Please  sign  exactly  as  your  name  appears  on  this  proxy  card.  When  units  are  held  by  joint  tenants,  at  least  one  holder should  sign.  When  signing  in  a  fiduciary  capacity,  such  as  executor,  administrator,  trustee,  attorney,  guardian,  etc.,  please  so indicate.  Corporate  and  partnership  proxies  should  be  signed  by  an  authorized  person  indicating  the  person’s  title.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature [PLEASE SIGN WITHIN BOX]

Date

M38219 - Z56368

DIREXION  FUNDS

Spectrum Select Alternative Fund

Spectrum Global Perspective Fund

Spectrum Equity Opportunity Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Daniel O'Neill and Angela Brickl, or either of them, with power of substitution, are hereby authorized as proxies to represent, and to vote the shares of beneficial interest (the “Shares”) of Spectrum

Select Alternative  Fund,  Spectrum  Global  Perspective  Fund  and  Spectrum  Equity  Opportunity

Fund (the “Funds”), each a series of Direxion Funds, owned by the undersigned shareholder(s)

at the Special Meeting of Shareholders of the Fund to be held at the offices of Direxion Funds,

33 Whitehall Street, 10th Floor, New York, New York 10004 on September 30, 2011 at 10:00 a.m.

Eastern  Time,  and  at  any  adjournment  thereof.  The  proxies  are  to  vote  the  Shares  of  the undersigned  as  instructed  below  and  in  accordance  with  their  judgment  on  all  other  matters

which  may  properly  come  before  the  meeting.   If  no  specification  is  made,  this  proxy  will  be

voted in favor of the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.